                                                               Exhibit 10(i)C(8)


                             REIMBURSEMENT AGREEMENT


                            Dated as of July 3, 2002


                                  By and among


                               ALEXANDER'S, INC.,
                               731 COMMERCIAL LLC,
                               731 RESIDENTIAL LLC


                                       and


                               VORNADO REALTY L.P.

                                TABLE OF CONTENTS

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ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS
SECTION 1.01.  Certain Defined Terms..................................         4
SECTION 1.02.  Computation of Time Periods............................        12
SECTION 1.03.  Accounting Terms.......................................        12

ARTICLE II

GUARANTIES
SECTION 2.01.  Issuance of Guaranties.................................        12
SECTION 2.02.  Reimbursement Obligation...............................        12
SECTION 2.03.  Interest...............................................        12
SECTION 2.04.  Fees and Commissions...................................        13
SECTION 2.05.  Payments...............................................        13
SECTION 2.06.  Use of Guaranties......................................        13
SECTION 2.07.  Subrogation Rights.....................................        13

ARTICLE III

LOANS
SECTION 3.01.  The Loans..............................................        14
SECTION 3.02.  Repayment..............................................        14
SECTION 3.03.  Prepayments............................................        14
SECTION 3.04.  Interest...............................................        14
SECTION 3.05.  Intentionally Omitted..................................        15
SECTION 3.06.  Increased Costs........................................        15
SECTION 3.07.  Payments and Computations..............................        15
SECTION 3.08.  Taxes..................................................        17
SECTION 3.09.  Payment of Certain Costs and Expenses..................        18
SECTION 3.10.  Use of Proceeds........................................        18
SECTION 3.12.  Extension of Loan Commitment Period and Maturity Date..        18
SECTION 3.13.  Joint and Several Obligations..........................        18

ARTICLE IV

CONDITIONS
SECTION 4.01.  Conditions Precedent to Issuing the Guaranties.........        18
SECTION 4.02.  Conditions Precedent to Making a Loan..................        19

ARTICLE V

REPRESENTATIONS AND WARRANTIES
SECTION 5.01.  Representations and Warranties of Alexander's..........        20

ARTICLE VI

COVENANTS
SECTION 6.01.  Affirmative Covenants of Alexander's...................        23
SECTION 6.02.  Negative Covenants.....................................        27
SECTION 6.03.  Reporting Requirements.................................        31
SECTION 6.04.  Covenants of Vornado...................................        33

ARTICLE VII

SPECIAL PROVISIONS
SECTION 7.01.  Condemnation and Casualty..............................        34
SECTION 7.02.  Payment of REIT Dividends..............................        35
SECTION 7.03.  [Intentionally Omitted]................................        35

ARTICLE VIII

EVENTS OF DEFAULT
SECTION 8.01.  Events of Default......................................        36

ARTICLE IX

MISCELLANEOUS
SECTION 9.01.  Amendments, Etc........................................        38
SECTION 9.02.  Notices, Etc...........................................        38
SECTION 9.03.  No Waiver; Remedies....................................        39
SECTION 9.04.  Costs, Expenses........................................        39
SECTION 9.05.  Merger.................................................        41
SECTION 9.06.  Binding Effect.........................................        41
SECTION 9.07.  Vornado's Discretion...................................        41
SECTION 9.08.  Participations.........................................        41
SECTION 9.10.  Execution in Counterparts..............................        42
SECTION 9.11.  Waiver of Jury Trial...................................        42
SECTION 9.12.  Jurisdiction...........................................        42
SECTION 9.13.  Continuing Enforcement.................................        43

Schedule I  -    Properties
Exhibit A   -    Completion Guaranty
Exhibit B   -    Limited Recourse Guaranty
Exhibit C   -    Form of Guaranty
Exhibit D   -    Form of Mortgage
Exhibit E   -    Form of Note

                             REIMBURSEMENT AGREEMENT

      This REIMBURSEMENT AGREEMENT is dated as of July 3, 2002 (this "Agreement"), and is made by and among ALEXANDER'S, INC., a Delaware corporation ( "Alexander's"), 731 COMMERCIAL LLC, a Delaware limited liability company ("731 Commercial Sub"), 731 RESIDENTIAL LLC, a Delaware limited liability company ("731 Residential Sub"), and VORNADO REALTY L.P., a Delaware limited partnership ("Vornado"). Alexander's, 731 Commercial Sub and 731 Residential Sub are sometimes referred to herein individually as an "Obligor" and sometimes are referred to herein collectively as the "Obligors."

      WHEREAS: On the date hereof, 731 Commercial Sub and 731 Residential Sub are entering into that certain Building Loan Agreement, dated as of July 3, 2002 (the "Building Loan Agreement"), by and among 731 Commercial Sub, 731 Residential Sub and Bayerische Hypo-und Vereinsbank, AG as agent for itself and the other lenders named therein (the "Bank"), that certain Project Loan Agreement, dated as of July 3, 2002 (the "Project Loan Agreement"), and that certain Supplemental Loan Agreement, dated as of July 3, 2002 (the "Supplemental Loan Agreement" and together with the Building Loan Agreement and the Project Loan Agreement, the "Loan Agreements") pursuant to which the Bank will lend to 731 Commercial Sub and 731 Residential Sub a maximum of $490 million (the "Construction Loan") for the purposes of funding the cost of constructing an approximately 1.3 million square foot mixed residential/office/retail building at the property known as 731 Lexington Avenue, New York, New York (the "Project").

      WHEREAS: As a condition to entering into the Loan Agreements and funding the Construction Loan, the Bank, among other things, has required that Vornado execute and deliver in favor of the Bank, a Guaranty of Completion, in the form attached hereto as Exhibit A (the "Completion Guaranty") and a Guaranty of Limited Recourse Obligations in the form attached hereto as Exhibit B (the "Limited Recourse Guaranty").

      WHEREAS: The Obligors have requested and Vornado is willing, to execute and deliver in favor of the Bank the Completion Guaranty and the Limited Recourse Guaranty provided that, among other things, the Obligors enter into this Agreement.

      WHEREAS: Alexander's indirectly owns one hundred percent (100%) of the regular limited liability company interests in each of 731 Commercial Sub and 731 Residential Sub and will receive substantial benefits from the Construction Loan and the resultant development of the Project; and

      WHEREAS: 731 Commercial Sub and 731 Residential Sub collectively own one hundred percent (100%) of the Project and will receive substantial benefits from the Construction Loan and the resultant development of the Project.

      NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

      SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 20% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

      "Agreement" means this Reimbursement Agreement, as the same may be supplemented, amended or modified.

      "Alexander's" has the meaning specified in the first paragraph of this Agreement.

      "Assignment of Collateral Account and Security Agreement" means the Assignment of Collateral Account and Security Agreement, substantially in the form of Exhibit E to the Vornado LOC Agreement from Alexander's to Vornado.

      "Assignment of Subrogation Rights" means that certain Assignment of Subrogation Rights by and between Alexander's and Vornado dated the date hereof.

      "Bank" has the meaning specified in the recitals.

      "Building Loan Agreement " has the meaning specified in the recitals.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday on which banks are not required or authorized to close in New York City.

      "Capitalized Leases" has the meaning specified in clause (e) of the definition of Debt.

      "Cash Collateral Account" has the meaning specified in Section 7.01.

      "Cash Collateral Agreement" has the meaning specified in Section 7.01.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as the same may be amended from time to time.

      "Closing Date" means July 3, 2002.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property that is subject to any Lien in favor of Vornado.

      "Collateral Documents" means collectively the Guaranty, the Mortgage, the Pledge Agreement, the Assignment of Subrogation Rights, Assignment of Collateral Account and Security Agreement, Deposit Account Control Agreement and the Assignment of Leases and Rents and any documents relating thereto.

      "Completion Guaranty" has the meaning specified in the recitals.

      "Confidential Information" means information that Alexander's furnishes to Vornado on a confidential basis, but does not include any such information that is or becomes generally available to the public other than as a result of a breach by Vornado of its obligations hereunder or that is or becomes available to Vornado from a source other than Alexander's that is not, to the best of Vornado's knowledge, acting in violation of a confidentiality agreement with Alexander's.

      "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

      "Construction Loan" has the meaning specified in the recitals.

      "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases ("Capitalized Leases"), (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Debt of others referred to in clauses (a) through (f) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (h) all Debt referred to in clauses (a) through (f) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

      "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

      "Default Rate" means 4% per annum above the rate per annum required to be paid on any Loans pursuant to Section 3.04(a).

      "Deposit Account Control Agreement" means the Deposit Account Control Agreement substantially in the form of Exhibit F to the Vornado LOC Agreement between Alexander's and Vornado.

      "Disbursement Date" shall have the meaning set forth in Section 3.01.

      "Disclosed Litigation" means the matters described on Schedule IV to the Vornado LOC Agreement.

      "Environmental Action" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including, without limitation, (a) any written claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and
      (b) any written claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

      "Environmental Law" means any applicable federal, state or local law, rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health, safety or Hazardous Materials.

      "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

      "Events of Default" has the meaning specified in Section 8.01.

      "Existing Debt" means Debt of Alexander's outstanding immediately before the time of execution of this Agreement.

      "Flushing Property" means the ground leasehold estate on the Property designated on Schedule I to this Agreement as the "Flushing Property".

      "GAAP" has the meaning specified in Section 1.03.

      "Guarantor" means each of Alexander's of Flushing, Inc., Alexander's of Third Avenue, Inc., Alexander's of Rego Park II, Inc. and Alexander's of Rego Park III, Inc. and subsequent assignees thereof and any other Person who shall execute a Guaranty after the date hereof.

      "Guaranty" means the Guaranty, substantially in the form of Exhibit C to this Agreement, as amended from time to time, duly executed as of the Closing Date by each Guarantor.

      "Hazardous Materials" means (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any Environmental Law and
      (c) any other substance exposure to which is regulated under any Environmental Law.

      "Immediate Reimbursement Obligation" has the meaning specified in Section 2.02.

      "Indemnified Party" has the meaning specified in Section 9.04(b).

      "Interest Payment Date" has the meaning specified in Section 3.04(a).

      "Interest Rate" means fifteen percent (15%).

      "Leasing Agreement" means that certain Real Estate Retention Agreement, dated July 20, 1992, among Vornado, Inc. (as predecessor to Vornado Realty Trust), Keen Realty Consultants and Alexander's as amended from time to time.

      "Lexington Avenue Property" means the Property designated on Schedule I to this Agreement as the "59th Street Property".

      "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

      "Limited Recourse Guaranty" has the meaning specified in the Recitals.

      "Loan" or "Loans" has the meaning specified in Section 3.01.

      "Loan Agreements" has the meaning specified in the Recitals.

      "Loan Commitment Period" shall mean the period commencing on the date of this Agreement and ending on the Maturity Date, as such period may be extended pursuant to Section 3.12.

      "Major Lease" means any lease at a Property (i) for an entire free-standing building, including without limitation a building to be constructed, (ii) for over 10,000 rentable square feet, or (iii) with an anchor tenant.

      "Management Agreement" means that certain Management and Development Agreement, dated as of February 6, 1995, between Alexander's and Vornado Realty Trust, as amended from time to time.

      "Material Adverse Change" means any material adverse change in the business, financial condition, operations, performance or properties of Alexander's and the other Reimbursement Parties taken as a whole.

      "Material Adverse Effect" means a material adverse effect on (a) the business, financial condition, operations, performance or properties of Alexander's and the other Reimbursement Parties taken as a whole, (b) the rights and remedies of Vornado under any Reimbursement Document or (c) the ability of any Reimbursement Party to perform its Obligations under any Reimbursement Document to which it is or is to be a party.

      "Maturity Date" means the earlier of (i) January 3, 2006 and (ii) the date on which the Construction Loan is paid in full.

      "Mortgage" or "Mortgages" means one or more mortgages, in substantially the form of Exhibit D to this Agreement and covering all or any of the Properties, as the same may be amended from time to time, duly executed by the applicable Mortgagor in favor of Vornado.

      "Mortgagor" means the Alexander's of Third Avenue, Inc., Alexander's of Rego Park II, Inc. and Alexander's of Rego Park III, Inc. provided that any Mortgagor shall cease to be a Mortgagor upon the release or satisfaction of that Mortgagor's mortgage.

      "Note" or "Notes" means, collectively, the promissory notes of Obligors payable to the order of Vornado, in substantially the form of Exhibit E hereto, as amended from time to time, evidencing the indebtedness of the Obligors to Vornado resulting from any Loans made by Vornado.

      "Obligation" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 8.01(f). Without limiting the generality of the foregoing, the Obligations of the Reimbursement Parties under the Reimbursement Documents include (a) the obligation to pay reimbursement payments, principal, interest, charges, expenses, fees, reasonable attorneys' fees and disbursements, indemnities and other amounts payable by any Reimbursement Party under any Reimbursement Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that Vornado, in accordance with the terms of the applicable Reimbursement Document, may elect to pay or advance on behalf of such Reimbursement Party.

      "Obligor" or "Obligors" has the meaning specified in the first paragraph of this Agreement.

      "Other Taxes" has the meaning specified in Section 3.08(b).

      "Other Vornado Credit Agreements" means, (i) the Amended and Restated Credit Agreement, dated as of July 3, 2002, between 59th Street Corporation and VLLLC relating to a $40,000,000 loan, (ii) the Credit Agreement, dated as of July 3, 2002, between Alexander's and VLLLC relating to a $20,000,000 loan, (iii) the Amended and Restated Credit Line Agreement, dated as of July 3, 2002, between Alexander's and VLLLC relating to a $50,000,000 loan, and (iv) the Credit Agreement, dated as of July 3, 2002, between Alexander's and VLLLC relating to a $35,000,000 loan.

      "Other Vornado Loans" means the loans made by Vornado or one or more of its Affiliates to Alexander's or one or more of its Affiliates pursuant to the Other Vornado Credit Agreements.

      "Other Vornado Loan Documents" means the Other Vornado Credit Agreements and any other documents evidencing or securing any of the Other Vornado Loans.

      "Participant" has the meaning set forth in Section 9.08.

      "Permitted Encumbrances" has the meaning specified in the Mortgages.

      "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies not yet due and payable; (b) Liens created under the Senior Loan Documents; (c) Permitted Encumbrances; (d) with respect to any real property acquired by Alexander's or any Subsidiary or Affiliate of Alexander's after the date hereof, liens to which such property is subject as of the date of such acquisition, purchase money mortgages or other similar purchase liens and liens in favor of lenders providing construction or development financing in connection with such property, provided that all proceeds of such financings are used for construction or development of such property or the retirement of Existing Debt secured by one or more liens on such Property; (e) Liens permitted to be incurred by Alexander's pursuant to the terms of this Agreement; (f) Liens in connection with taxes being contested in good faith in compliance with this Agreement; (g) Liens securing the Construction Loan; and (h) any renewal or replacement of any Lien securing Surviving Debt or Lien permitted pursuant to the foregoing clauses (a) through (g), inclusive, provided that any such renewal or replacement Lien secures Debt in an amount not in excess of the Debt secured by the Lien so renewed or replaced, provided, however, that notwithstanding the foregoing, Vornado shall not be required to subordinate to any Lien pursuant to this clause
      (h) except as otherwise provided in this Agreement.

      "Permitted Related Owner" means any of (a) any Subsidiary now existing or hereafter created all shares of issued and outstanding capital stock of which are owned by Alexander's or (b) a corporation (x) 90% or more of the economic interests of which shall be held by Alexander's through the ownership of shares of preferred and/or common stock of such corporation and (y) 10% or less of the economic interests of which shall be held by an entity reasonably satisfactory to Vornado through the ownership of shares of common and/or preferred stock of such corporation; provided that such Subsidiary or corporation enters into a guaranty substantially in the form of the Guaranty pursuant to which it guarantees the obligations of Alexander's under this Agreement and the Notes or (c) 731 Commercial Holdings LLC, 731 Residential Holdings LLC, 731 Commercial Sub and 731 Residential Sub. The conditions regarding share ownership set forth in clauses (x) and (y) above may be varied to the extent necessary for any income received by Alexander's to be described in Section 856(c)(2) of the Code or for Alexander's to continue to qualify as a REIT.

      "Person" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

      "Pledge Agreement" means that certain Pledge Agreement by and between Alexander's and Vornado dated the date hereof.

      "Project" has the meaning specified in the Recitals.

      "Project Loan Agreement" has the meaning specified in the Recitals.

      "Properties" means the properties listed on Schedule I to this Agreement and any real property acquired by Alexander's or any Mortgagor after the Closing Date.

      "Rego Park II Property" means the Property designated on Schedule I to this Agreement as the "Rego Park II Property".

      "Rego Park III Property" means the Property designated on Schedule I to this Agreement as the "Rego Park III Property".

      "Reimbursement Documents" means this Agreement, the Note, the Collateral Documents and any other documents executed by any Reimbursement Party in connection with this Agreement or the Loans.

      "Reimbursement Obligations" means all amounts due and payable to Vornado under the Reimbursement Documents including, without limitation, the Immediate Reimbursement Obligations and the Loans.

      "Reimbursement Parties" means each Obligor, each Guarantor, and each Mortgagor.

      "REIT" means an entity described in Section 856(a) of the Code and entitled to the benefits of Section 857(a) of the Code.

      "Secured Debt" means any Debt of Alexander's incurred after the Closing Date that is secured by any of the Properties and/or the Collateral and that otherwise contains terms and conditions satisfactory to Vornado.

      "Senior Debt" means any Secured Debt that is secured by any of the Properties and/or the Collateral with respect to which the liens have priority over the lien of the Mortgage.

      "Senior Lender" means the lender or lenders under the Other Vornado Credit Agreements.

      "Senior Loan" means the loan made by the Senior Lender to Alexander's and/or its Affiliates under the Senior Loan Documents.

      "Senior Loan Documents" means the Other Vornado Loan Documents.

      "731 Commercial Sub" has the meaning specified in the first paragraph of this Agreement.

      "731 Residential Sub" has the meaning specified in the first paragraph of this Agreement.

      "Subordinate Debt" means any Debt of Alexander's that is subordinated to the Reimbursement Obligations under the Reimbursement Documents on, and that otherwise contains, terms and conditions satisfactory to Vornado.

      "Subsidiary" means, with respect to Alexander's, (i) any corporation of which more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by Alexander's, by Alexander's and one or more of its other Subsidiaries or by one or more of Alexander's other Subsidiaries and (ii) 731 Commercial Holdings LLC, 731 Residential Holdings LLC, 731 Commercial Sub and 731 Residential Sub.

      "Supplemental Loan Agreement" has the meaning specified in the Recitals.

      "Taxes" has the meaning specified in Section 3.08(a).

      "Third Avenue Property" means the Property designated on Schedule I to this Agreement as the "Third Avenue Property".

      "Vornado's Account" means an account of or specified by Vornado and, until Vornado shall notify Alexander's of a change in such account, shall mean the account of Vornado Realty Trust maintained at Fleet Bank (Account No. 9403934589).

      "VLLLC" means Vornado Lending L.L.C.

      "Vornado LOC Agreement" means the Amended and Restated Credit Line Agreement dated as of July 3, 2002, between Alexander's and VLLLC relating to a $50,000,000 loan.

      "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

      SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

      SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 5.01(g) ("GAAP").

                                   ARTICLE II

                                   GUARANTIES

      SECTION 2.01. Issuance of Guaranties. Vornado agrees, subject to the terms and conditions of this Agreement, to execute and deliver to, and for the benefit of, the Bank, the Completion Guaranty and the Limited Recourse Guaranty upon the closing of the Construction Loan.

      SECTION 2.02. Reimbursement Obligation. The Obligors agree, on a joint and several basis, to reimburse Vornado immediately after, without any demand or notice of any kind whatsoever, and for the full amount of each and every payment made by Vornado under the Completion Guaranty and/or the Limited Recourse Guaranty (other than a payment made under Section 1.3(g) of the Completion Guaranty or Section 1.3(b) of the Limited Recourse Guaranty) (each, an "Immediate Reimbursement Obligation") whether such payment is made to the Bank or to any other Person (including payments made to Vornado and/or its affiliates); but as contemplated by Article III, each such reimbursement may in certain circumstances be made in whole or in part from the proceeds of Loans to be automatically made (subject to Section 4.02) upon the occurrence of such payment under the Completion Guaranty or the Limited Recourse Guaranty.

      SECTION 2.03. Interest. The Obligors agree, on a joint and several basis, to pay interest (computed on the basis of a year of 360 days and the actual number of days elapsed) to Vornado on the unpaid amount of each Immediate Reimbursement Obligation arising as a result of any payment made by Vornado under the Completion Guaranty and/or the Limited Recourse Guaranty, in respect of each day during the period from the date of such payment by Vornado until the date such Immediate Reimbursement Obligation shall be paid in full, at a rate per annum for each day during such period equal to the Default Rate, such interest to be payable from time to time on demand.

      SECTION 2.04. Fees and Commissions. In consideration for Vornado issuing the Completion Guaranty, the Obligors shall pay to Vornado a fee (the "Guaranty Fee") in the amount equal to one percent (1%) of the total Completion Costs (as such term is defined in the Guaranty of Completion). The Guaranty Fee shall be paid to Vornado within 15 days after Substantial Completion of the Property (as those terms are defined in that certain 59th Street Management and Development Agreement, dated as of July 3, 2002, among 731 Residential Sub, 731 Commercial Sub and Vornado Management Corp.); provided, however, that in the event that the Obligors fail to make such payment within such 15 day period, the Obligors shall not be in default hereunder, but interest shall accrue on the Guaranty Fee at the rate of 15% per annum from the date of Substantial Completion of the Property, and the Guaranty Fee, together with all interest accrued thereunder, shall in any event be paid on the earlier of (y) January 3, 2006 and (z) the date on which the Construction Loan is paid in full. There is no additional fee charged by Vornado for the issuance of the Limited Recourse Guaranty.

      SECTION 2.05. Payments. Each payment by the Obligors to Vornado under this
Article II shall be made to Vornado at Vornado's Account in U.S. Dollars and in immediately available funds, on the due date of such payment. If the due date of any payment under this Agreement would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day and interest at the applicable rate for the principal being repaid shall be payable for any principal so extended for the period of such extension.

      SECTION 2.06. Use of Guaranties. The Obligors agree that neither Vornado nor any of its officers or directors shall be liable or responsible for, and the obligations of the Obligors to Vornado hereunder shall not in any manner be affected by the use which may be made of the Completion Guaranty and/or the Limited Recourse Guaranty or the proceeds thereof by the Bank or any other Person.

      SECTION 2.07. Subrogation Rights. The Obligors and Vornado agree that in the event that Alexander's pays any Immediate Reimbursement Obligation, whether with its own funds, from the proceeds of a Loan or otherwise, all subrogation rights shall be preserved for the benefit of Alexander's, subject only to the Assignment of Subrogation Rights. In addition, the Obligors and Vornado agree that any such subrogation rights against 731 Commercial Sub and/or 731 Residential Sub shall be subordinate in all respects to the Construction Loan and neither Vornado nor Alexander's shall seek to enforce any such subrogation right until the Construction Loan is paid in full. It is the intent of the Obligors and Vornado that the holder or holders of the Construction Loan (and any agent acting on their behalf) shall be third party beneficiaries of the provisions of the immediately preceding sentence.

                                   ARTICLE III

                                      LOANS

      SECTION 3.01. The Loans. Vornado agrees, on and subject to the terms and conditions of this Agreement, to make one or more loans (each, a "Loan", and collectively, the "Loans") to the Obligors, on a joint and several basis, during the Loan Commitment Period for the purpose of paying Immediate Reimbursement Obligations arising solely as a result of payments made by Vornado under the Completion Guaranty and/or the Limited Recourse Guaranty. Amounts repaid or prepaid pursuant to this Agreement may not be reborrowed. In furtherance of the foregoing, Vornado agrees that upon any such payment under the Completion Guaranty and/or the Limited Recourse Guaranty, Vornado shall during the Loan Commitment Period automatically, subject, however, to the satisfaction of the conditions precedent set forth in Section 4.02 make a Loan to the Obligors, on a joint and several basis, in an amount equal to the amount of such payment, the proceeds of which shall be applied to the payment (in whole or in part as the case may be) of the Immediate Reimbursement Obligation arising pursuant to
Section 2.02 as a result of such payment. The principal amount shall be noted in the transaction records of Vornado and, absent manifest error, such records shall be conclusive as to the matters noted. Notwithstanding the foregoing, Vornado's failure to note the principal amount of any Loan shall not affect the Obligors' obligations under the Reimbursement Documents. Vornado and the Obligors acknowledge and agree that to the extent Alexander's is able to borrow funds under the Vornado LOC Agreement, Alexander's shall borrow such funds to pay Immediate Reimbursement Obligations before any Loans are made under this Reimbursement Agreement.

      SECTION 3.02. Repayment. The Obligors shall repay to Vornado the aggregate principal amount of the Loans and all other Reimbursement Obligations relating to the Loans on the Maturity Date or on such earlier date as the Reimbursement Obligations become due as provided in the Reimbursement Documents.

      SECTION 3.03. Prepayments. The Obligors may, upon at least two days' notice to Vornado prepay all or any portion of the outstanding principal amount of the Loans, together with (i) accrued interest to the date of such prepayment on the principal amount prepaid and (ii) if the entire outstanding principal amount of the Loans is repaid, all other accrued and unpaid amounts due hereunder or under any other Reimbursement Document.

      SECTION 3.04. Interest. (a) Ordinary Interest. The Obligors shall pay interest on the unpaid principal amount of each Loan owing to Vornado from the date such Loan was made, until such principal amount shall be paid in full, in arrears on the fifteenth day of each month (each an "Interest Payment Date") at a rate per annum equal to the Interest Rate, but in no event shall any Loan be repaid later than the Maturity Date.

                  (b)   Intentionally Omitted.

                  (c) Default Interest. From and after the Maturity Date and upon the occurrence and during the continuance of an Event of Default specified in Section 8.01, the Obligors shall pay interest on (i) the unpaid principal amount of the Loans and (ii) the amount of any interest, fee or other amount due and payable hereunder which is not paid when due, from the date such amount shall be due until such amount shall be paid in full, in either clause (i) or (ii) payable immediately on the Maturity Date or on demand after such occurrence and during such continuance, at a rate per annum equal at all times to the Default Rate.

                  (d) Late Charges. In the event any payment of principal or any interest is not made within five days after the date on which such amount first becomes due and payable, Vornado may, at its option, require the Obligors to make an additional payment to Vornado as a late charge in an amount equal to 5% of such overdue amount.

      SECTION 3.05.     Intentionally Omitted.

      SECTION 3.06. Increased Costs. If, with respect to any assignee of Vornado or a Participant that is a bank (a "Bank Lender"), due to either (i) the introduction of or any change in or in the interpretation of any law or regulation (other than a law or regulation relating to taxes) or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the amount of capital required by such Bank Lender or authority to be maintained by such Bank Lender or any corporation controlling Bank Lender as a result of or based upon the existence of Bank Lender's commitment to lend hereunder, then, upon demand by Bank Lender, the Obligors shall pay to Bank Lender, from time to time as reasonably specified by Bank Lender, additional amounts sufficient to compensate Bank Lender in the light of such circumstances, to the extent that Bank Lender reasonably determines such increase in capital to be allocable to the existence of the Loans.

      SECTION 3.07.     Payments and Computations.  (a)   The Obligors shall
make each payment required to be made hereunder and under the Notes not later than 11:00 A.M., New York City time, on the day when due in U.S. dollars to Vornado at Vornado's Account in immediately available (same day) funds.

                  (b) All computations of interest and fees shall be made by
            Vornado on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by Vornado of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

                  (d) The Obligors covenant (to the extent that they may
            lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury or similar law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement, the Notes or the other Reimbursement Documents; and the Obligors (to the extent that they may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to Vornado, but will suffer and permit the execution of every such power as though no such law had been enacted. It is the intent of Vornado and the Obligors in the execution of the Notes, this Agreement and all other instruments now or hereafter securing the Notes or executed in connection therewith or under any other written or oral agreement by the Obligors in favor of Vornado to contract in strict compliance with applicable usury law. In furtherance thereof, Vornado and the Obligors stipulate and agree that none of the terms and provisions contained in the Notes, this Agreement or any other instrument securing the Notes or executed in connection herewith, or in any other written or oral agreement by the Obligors in favor of Vornado, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. Neither the Obligors nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Notes shall ever be required to pay interest on the Notes or on indebtedness arising under any instrument securing the Notes or executed in connection therewith, or in any other written or oral agreement by the Obligors in favor of Vornado, at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this
            Section 3.07(d) shall control over all other provisions of the Notes, this Agreement and any other instruments now or hereafter securing the Notes or executed in connection herewith or any other oral or written agreements that may be in apparent conflict herewith. Vornado expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Notes is accelerated. If the maturity of the Notes shall be accelerated for any reason or if the principal of the Notes is paid prior to the end of the term of the Notes, and as a result thereof the interest received for the actual period of existence of the Loan exceeds the applicable maximum lawful rate, Vornado shall, at its option, either refund to the Obligors the amount of such excess or credit the amount of such excess against the principal balance of the Notes then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Vornado shall collect monies and/or any other thing of value that are then or at any time deemed to constitute interest that would increase the effective interest rate on the Notes to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of Vornado, be either immediately returned to the Obligors or credited against the principal balance of the Notes then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Agreement, the

            Obligors acknowledge that they believe the Loan to be non-usurious and agree that if, at any time, the Obligors should have reason to believe that the Loan is in fact usurious, it will give Vornado notice of such condition and the Obligors agree that Vornado shall have 90 days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The provisions of this Section
            3.07 shall also apply to the Immediate Reimbursement Obligations.

      SECTION 3.08. Taxes. (a) Any and all payments by the Obligors hereunder or under the Notes shall be made, in accordance with this Section 3.08, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings other than (i) net income taxes, franchise taxes and similar taxes imposed on Vornado or a Participant, (ii) any tax, assessment or other governmental charge that would not have been imposed but for the failure of Vornado or a purchaser of all or a portion of Vornado's or a Participant's rights and obligations under this Agreement to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of Vornado or a Participant, if compliance is required by statute or by regulation of the United States Treasury Department as a precondition to exemption from such tax, assessment or other governmental charge, (iii) any tax, assessment or other governmental charge that would not have been imposed but for either (a) a sale or other transfer of all or a portion of Vornado's or a Participant's rights and obligations under this Agreement to a Person that is not an entity that is treated as a corporation organized or created under the laws of the United States or of any State for U.S. federal tax purposes or (b) Lender's merger or consolidation with, or transfer of substantially all of its assets to, another entity, and (iv) any tax, assessment or other governmental charge that would not have been imposed but for any present or former connection between Vornado or a Participant (or a shareholder of Vornado or a Participant) and the jurisdiction imposing such tax, assessment or other governmental charge, including, without limitation, Vornado or a Participant's being or having been a citizen or resident of, present or engaged in a trade or business in, such jurisdiction, but excluding a connection arising solely as a result of Vornado's having entered into, received payments under and enforced this Agreement (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Obligors shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Notes to Vornado, (i) the sum payable shall be increased as may be necessary so that after making all required deductions for Taxes (including deductions ("Additional Taxes") applicable to additional sums payable pursuant to this sentence), Vornado receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Obligors shall make such deductions and (iii) the Obligors shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Obligors shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to this Agreement or the Notes (hereinafter referred to as "Other Taxes").

                  (c) The Obligors shall indemnify Vornado for the full amount of Taxes, and Other Taxes, paid by Vornado and any liability (including penalties, additions to tax, Additional Taxes, interest and expenses) arising therefrom or with respect thereto except as may arise as a result of Vornado's gross negligence or willful misconduct.

                  (d) Within 30 days after the date of any payment of Taxes, the
            Obligors shall furnish to Vornado, at its address referred to in
            Section 9.02, the original receipt of payment thereof or a certified copy of such receipt.

                  (e) Without prejudice to the survival of any other agreement of the Obligors hereunder, the agreements and obligations of the Obligors contained in this Section 3.08 shall survive the payment in full of principal and interest hereunder and under the Note.

      SECTION 3.09. Payment of Certain Costs and Expenses. The Obligors shall pay to Vornado within five days after demand therefor all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Vornado in connection with (i) the approval of any lease, (ii) the preparation, negotiation and execution of any non-disturbance agreement requested for any lease, (iii) review and approval of any plans, construction contracts or any other documents relating to construction or development of a Property; and (iv) the assignment of any liens of the Mortgages pursuant to Section 7.08.

      SECTION 3.10. Use of Proceeds. The proceeds of the Loan shall be available (and the Obligors agrees that they shall use such proceeds) only to repay Immediate Reimbursement Obligations.

      SECTION 3.11. [Intentionally Omitted]

      SECTION 3.12. Extension of Loan Commitment Period and Maturity Date. At the request of Alexander's, Vornado may, in its sole and absolute discretion, agree to extend the Loan Commitment Period and the Maturity Date to dates that are mutually acceptable to Alexander's and Vornado.

      SECTION 3.13. Joint and Several Obligations. The obligations of the Obligors under this Agreement and the other Reimbursement Documents shall be joint and several.

                                   ARTICLE IV

                                   CONDITIONS

      SECTION 4.01. Conditions Precedent to Issuing the Guaranties. The obligation of Vornado to issue the Completion Guaranty and the Limited Recourse Guaranty is subject to the satisfaction of each of the following conditions precedent on or before the Closing Date:

                  (1) the representations and warranties of Alexander's
            contained in Section 5.01 shall be true and correct as of the Closing Date as if made on such date;

                  (2) no Default or Event of Default remains uncured and
            outstanding;

                  (3) Vornado shall have received certified copies of all action
            (including, without limitation, resolution of the board of directors of Alexander's) taken by each of the Obligors approving each Reimbursement Document and the transactions contemplated thereby and such other documents as Vornado may reasonably request;

                  (4) Each of the Reimbursement Documents shall be in form and substance satisfactory to Vornado; each of the Reimbursement Documents shall have been duly executed and delivered by the respective parties thereto; and Vornado shall have received a fully executed copy of each of the Reimbursement Documents; and

                  (5) Opinions of Counsel. Vornado shall have received a written opinion of counsel to the Reimbursement Parties, dated the Closing Date, in form and substance reasonably acceptable to Vornado and addressed to Vornado , with respect to (i) the due formation and valid existence of the Reimbursement Parties, (ii) the authorization, execution, delivery and enforceability of the Reimbursement Documents, and (iii) such other matters as Vornado may reasonably request.

      SECTION 4.02. Conditions Precedent to Making a Loan. The obligation of Vornado to make any Loan to the Obligors pursuant to this Agreement is subject to the satisfaction of each of the following conditions precedent as of the date (the "Funding Date") on which such Loan would be made pursuant to Section 3.01:

                  (1) the representations and warranties of the Obligors
            contained in Section 5.01 shall be true and correct as of the Funding Date as if made on such date;

                  (2) if requested by Vornado, the Obligors shall execute a
            separate Note evidencing such Loan;

                  (3) no Default or Event of Default remains uncured and
            outstanding;

                  (4) the Loan Commitment Period has not expired; and

                  (5) all of the Reimbursement Documents are in full force
            and effect.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      SECTION 5.01. Representations and Warranties of Alexander's. Alexander's represents and warrants as follows:

                  (a) Each Reimbursement Party that is a corporation (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed is not reasonably likely to have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (b) Each Reimbursement Party that is a partnership or a
            limited liability company (i) is a partnership or a limited liability company duly formed and validly existing under the laws of the State of its formation, (ii) is duly qualified in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed is not reasonably likely to have a Material Adverse Effect and (iii) has all requisite partnership or limited liability company power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (c)   [Intentionally Omitted]

                  (d) The execution, delivery and performance by each
            Reimbursement Party of this Agreement, the Notes, and each other Reimbursement Document to which it is or is to be a party, and the consummation of the transactions contemplated herein and therein, are within such Reimbursement Party's corporate, partnership or limited liability company powers, have been duly authorized by all necessary corporate, partnership or limited liability company action, and, to each such Reimbursement Party's knowledge, do not
            (i) contravene such Reimbursement Party's organizational documents,
            (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, except where such violation is not reasonably likely to have a Material Adverse Effect and except as set forth on Schedule II to the Vornado LOC Agreement,
            (iii) except as set forth on Schedule II to the Vornado LOC Agreement, conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Reimbursement Party, any of its Subsidiaries or any of their properties, except where such conflict, breach or default is not reasonably likely to have a Material Adverse Effect or (iv) except for the Liens created by the

            Collateral Documents and Senior Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Reimbursement Party or any of its Subsidiaries.

                  (e) Other than as set forth on Schedule III to the Vornado LOC
            Agreement, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Reimbursement Party of this Agreement, the Notes, or any other Reimbursement Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby, (ii) the grant by any Reimbursement Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents or (iv) the exercise by Vornado of its rights under the Reimbursement Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents.

                  (f) This Agreement has been, the Notes, and each other
            Reimbursement Document when delivered hereunder will have been, duly executed and delivered by each Reimbursement Party thereto. This Agreement is, and the Notes and each other Reimbursement Document when delivered hereunder will be, the legal, valid and binding obligation of each Reimbursement Party thereto, enforceable against such Reimbursement Party in accordance with its terms.

                  (g) The Consolidated balance sheet of Alexander's and its
            Subsidiaries as of December 31, 2001, and the related Consolidated statement of income and cash flows of Alexander's and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Deloitte & Touche, independent public accountants, and the Consolidated balance sheet of Alexander's and its Subsidiaries as of March 31, 2002, and the related Consolidated statement of income and cash flows of Alexander's and its Subsidiaries for the three months then ended, duly certified by the Chairman of the Board of Alexander's or any other officer of Alexander's, copies of which have been furnished to Vornado, fairly present, subject, in the case of said balance sheet as of March 31, 2002, and said statement of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated financial condition of Alexander's and its Subsidiaries as at such dates and the Consolidated results of the operations of Alexander's and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis. Since March 31, 2002, there has been no Material Adverse Change.

                  (h)   [Intentionally Omitted]

                  (i) All financial statements delivered by any Reimbursement
            Party to Vornado, are true, correct and complete in all material respects, fairly represent such Reimbursement Party's financial condition as of the date hereof and thereof, and no information has been omitted that would make the information previously furnished misleading or incorrect in any material respect.

                  (j) To such Reimbursement Party's knowledge, there is no
            action, suit, investigation, litigation or proceeding affecting any Reimbursement Party not covered by insurance (subject to reasonable deductibles), including any Environmental Action, pending before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Agreement, the Notes, any other Reimbursement Document or the consummation of the transactions contemplated hereby, and there has been no adverse change in the status or financial effect on any Reimbursement Party of the Disclosed Litigation from that described on Schedule IV to the Vornado LOC Agreement.

                  (k) Except as set forth on Schedule V(a) to the Vornado LOC
            Agreement to such Reimbursement Party's knowledge, the operations and properties of each Reimbursement Party and each of its Subsidiaries comply in all material respects with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of each Reimbursement Party and its Subsidiaries, each Reimbursement Party and its Subsidiaries are in compliance in all material respects with all such Environmental Permits, and, no circumstances exist that would be reasonably likely to (i) form the basis of an Environmental Action against any Reimbursement Party or any of its Subsidiaries or any properties described in the Mortgages or the Lexington Avenue Property that could have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

                  (l) Except as set forth in the environmental reports
            heretofore delivered to Vornado as set forth on Schedule V(b) to the Vornado LOC Agreement, none of the Properties is listed or, to the knowledge of any Reimbursement Party, proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup or is adjacent to any such property. Except as would not have a Material Adverse Effect, no underground storage tanks, as such term is defined in 42 U.S.C.Section 6991, are located on any Property in violation of applicable Environmental Laws. Except as set forth on the environmental reports heretofore provided to Vornado, Alexander's has no knowledge of any underground storage tank located on any property adjoining any Property.

                  (m) Each Reimbursement Party and each of its Subsidiaries has filed or has caused to be filed all income tax returns (Federal, state and local) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties. Alexander's is not aware of any material unasserted claims for prior taxes against it for which adequate reserves satisfactory to Vornado have not been established.

                  (n) Each Mortgagor and each of 731 Commercial Sub and 731
            Residential Sub has good, marketable and insurable fee simple title to the real property described in the Mortgage executed and delivered by such Mortgagor and the Lexington Avenue Property, as applicable, free and clear of all Liens, other than those disclosed on such Schedule and Liens created or permitted by the Reimbursement Documents, the Other Vornado Loan Documents, the Senior Loan Documents and the Loan Agreements.

                  (o)   [Intentionally Omitted]

                  (p) Except as set forth on Schedule VI to the Vornado LOC
            Agreement, no Reimbursement Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any material agreement or instrument to which it is a party or by which it or any of its properties is bound.

                  (q) As of the date hereof, there has been no Material Adverse
            Change since the date of the most recent financial statements provided by Alexander's or such Reimbursement Party to Vornado.

                  (r) No Reimbursement Document or other document, certificate or statement furnished to Vornado by or on behalf of Alexander's or any other Reimbursement Party contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. It is specifically understood by Alexander's that all such statements, representations and warranties shall be deemed to have been relied upon by Vornado as an inducement to issue the Completion Guaranty and the Limited Recourse Guaranty to the Bank and to make Loans to Alexander's.

                                   ARTICLE VI

                                    COVENANTS

      SECTION 6.01. Affirmative Covenants of Alexander's. So long as the Completion Guaranty and/or the Limited Recourse Guaranty shall remain outstanding or any portion of the Reimbursement Obligations shall remain unpaid, Alexander's will, unless Vornado shall otherwise consent in writing:

                  (a) Compliance with Laws, Etc. Comply, and cause each
            Mortgagor, 731 Commercial Sub and 731 Residential Sub to comply, in all respects, with all applicable laws, rules, regulations and orders, except as set forth on Schedule VII to the Vornado LOC Agreement or except where such non-compliance is not likely to have a Material Adverse Effect; and keep, and cause each Mortgagor,

            731 Commercial Sub and 731 Residential Sub to keep, at all times in full force and effect all authorizations required for the continued use and operation of the properties of Alexander's and of each Mortgagor 731 Commercial Sub and 731 Residential Sub except as set forth on such Schedule.

                  (b) Payment of Taxes, Etc. Prepare and timely file all
            federal, state and local tax returns required to be filed by Alexander's and promptly pay and discharge all taxes, assessments and other governmental charges, imposed upon Alexander's or its income or any of its property, and cause each Subsidiary to do so, with respect to real estate taxes, before interest and penalties commence to accrue thereon and, with respect to all other taxes, before they become a Lien upon such property, except for those taxes, assessments and other governmental charges then being contested in good faith by appropriate proceedings and for which Alexander's or such Subsidiary has maintained adequate reserves and with respect to which (i) there is a not a reasonable likelihood, in the judgment of Vornado, that Alexander's or Vornado shall be subject to any risk of criminal or material civil liability and (ii) there is not a reasonable likelihood, in the judgment of Vornado, that Alexander's or any of its Subsidiaries' properties or the lien of the Mortgages shall be subject to the risk, respectively, of forfeiture or impairment, provided, however, that all real estate taxes must be paid when due. Alexander's shall submit to Vornado, upon request, an affidavit signed by Alexander's certifying that all federal, state and local income tax returns have been filed to date and all real property taxes, assessments and other governmental charges with respect to Alexander's or any Subsidiary's properties have been paid to date.

                  (c) Compliance with Environmental Laws. Except as set forth on
            Schedule V(a) to the Vornado LOC Agreement, comply, and cause each of its Subsidiaries and all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties, except where the non-compliance with such laws or the absence or non-renewal of such permits is not likely to have a Material Adverse Effect; obtain and renew all Environmental Permits necessary for its operations and properties, except where such non-compliance is not likely to have a Material Adverse Effect; and to the extent and in the timeframe required by applicable Environmental Law conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither Alexander's nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and with respect to which (i) there is no reasonable likelihood of any risk of criminal or material civil liability to Vornado, (ii) there is no reasonable likelihood that Alexander's or any of its Subsidiaries' properties or the lien of the Mortgages shall be subject to the risk, respectively, of forfeiture or impairment and (iii) appropriate reserves are being maintained with respect to such circumstances.

                  (d) Maintenance of Insurance. Maintain, and cause each
            Mortgagor, 731 Commercial Sub and 731 Residential Sub to maintain, insurance with responsible and reputable insurance companies or associations in such amounts (subject to reasonable deductibles) and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Alexander's or such Subsidiary operates and as otherwise required by the Mortgages or the Loan Agreements, as applicable, provided, however, that Alexander's shall cause the Mortgagors to maintain the insurance required by the Mortgages and shall cause 731 Commercial Sub and 731 Residential Sub to maintain the insurance required by the Loan Agreements.

                  (e) Preservation of Corporate, Partnership or Limited
            Liability Company Existence, Etc. Preserve and maintain, in full force and effect, and cause each Mortgagor and each other Subsidiary, where applicable, to preserve and maintain, its corporate, partnership or limited liability company existence, rights (charter and statutory) and franchises and all authorizations and rights material to its business; provided, however, that neither Alexander's nor any Mortgagor or other Subsidiary shall be required to preserve any right or franchise if the Board of Directors or general partners or managing members of Alexander's or such Mortgagor or other Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Alexander's or such Mortgagor or other Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Alexander's, such Mortgagor, such other Subsidiary or Vornado.

                  (f) Inspection Rights. At any reasonable time and from time to time, in each case upon reasonable prior notice and at such times as shall not unreasonably disrupt tenants, permit Vornado or any agents or representatives thereof, to examine, audit and make copies of and abstracts from the records and books of account of, and visit the properties of, Alexander's and any Mortgagor or other Subsidiary, and to discuss the affairs, finances and accounts of Alexander's and any Mortgagor or other Subsidiary with any of their officers or directors and with their independent certified public accountants.

                  (g) Keeping of Books. Keep, and cause each Mortgagor and other
            Subsidiary to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of Alexander's and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time consistently applied.

                  (h) Compliance with Terms of Lease Agreements. Perform and cause each Subsidiary to perform timely all of the obligations, covenants and agreements of the landlord contained in any lease now or hereafter affecting any of the Properties and require the timely performance by the tenant of all of the obligations, covenants and agreements to be performed by such tenant.

                  (i) Approval of Leases. Alexander's shall not, and shall cause each Mortgagor and other Subsidiary not to, lease space at any of the Properties without Vornado's consent, which consent shall not unreasonably be withheld, provided, however, that no such consent of Vornado shall be required for any lease of 10,000 square feet or less unless (i) such lease requires Vornado to provide a non-disturbance agreement to the lessee or (ii) such lease is not on commercially reasonable terms.

                  (j) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Reimbursement Documents with any of their Affiliates or any Permitted Related Owners on terms that are fair and reasonable and no less favorable to Alexander's or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate. Transactions with Vornado, Vornado Realty Trust and any of its Affiliates pursuant to agreements existing as of the date hereof among Alexander's or its Subsidiaries and Vornado Realty Trust and its Affiliates are approved.

                  (k) Maintenance of Properties. Maintain or cause to be maintained the Properties and all other items constituting Collateral.

                  (l) Compliance with Reimbursement Documents. Comply and cause each Reimbursement Party to comply with all of its covenants set forth in each of the Reimbursement Documents.

                  (m) After Acquired Properties. Subject to the requirements of
            (i) liens existing at the time of acquisition, (ii) purchase money mortgage liens and (iii) liens in connection with construction or development financing which construction or development financing is reasonably acceptable to Vornado, grant to Vornado a valid mortgage lien on, or spread the lien of a Mortgage to encumber, any real property acquired by Alexander's or any Subsidiary after the date hereof. It is understood and agreed that so long as the Construction Loan (and any refinancing thereof that has been approved by Vornado and that does not permit a mortgage in favor of Vornado to be granted with respect to the Lexington Avenue Property) shall remain outstanding, no such mortgage shall be required with respect to the 59th Street Property.

                  (n)   [Intentionally Omitted]

                  (o) Flushing Property. To keep at all times the ground lease covering the Flushing Property in full force and effect.

                  (p)   [Intentionally Omitted]

                  (q) Compliance with Terms of Loan Agreements and Other
            Contracts. Cause 731 Commercial Sub and 731 Residential Sub, as applicable, to timely perform all of the obligations, covenants and agreements of (i) the borrower in the Loan Agreements and the other Loan Documents (as such term is defined in the Loan Agreements),
            (ii) the owner under the Architect's Contract, the Construction Management Agreement and the Major Trade Contracts (as those terms are defined in the Loan Agreements) and (iii) the landlord under the Bloomberg Lease (as such term is defined in the Loan Agreements).

                  (r) Cooperation. Cooperate with and assist, and cause 731
            Commercial Sub and 731 Residential Sub to cooperate with and assist, Vornado (as contemplated under the Completion Guaranty) to exercise all rights of 731 Commercial Sub and 731 Residential Sub under the Loan Agreement, including, without limitation, the right to make requests for Advances (as defined in the Loan Agreement) and to satisfy conditions precedent thereto, the right to make change orders and the right to re-allocate Line Items on the Budget (as those terms are defined in the Loan Agreement).

      For purposes of this Section 6.01, the term "cause 731 Commercial Sub and/or 731 Residential Sub" (or any variation of such term) and the term "cause any Subsidiary" (or any variation of such term, but only as it relates to 731 Commercial Sub and/or 731 Residential Sub) shall mean for Alexander's to take action in its capacity as the sole member of 731 Commercial Holdings LLC and the sole regular member of 731 Residential Holdings LLC, as the case may be, which entities are the sole members of 731 Commercial Sub and 731 Residential Sub, respectively.

      SECTION 6.02. Negative Covenants. So long as the Completion Guaranty and/or the Limited Recourse Guaranty shall remain outstanding or any portion of the Reimbursement Obligations shall remain unpaid, Alexander's (in its capacity as the sole member of 731 Commercial Holdings LLC and the sole regular member of 731 Residential Holdings LLC, which entities are the sole members of 731 Commercial Sub and 731 Residential Sub, respectively) will not, or permit any other Reimbursement Party to, at any time, without the written consent of
Vornado:

                  (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any Reimbursement Party or Subsidiary to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or file, or permit any Reimbursement Party or Subsidiary to file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names Alexander's or any Mortgagor or Subsidiary as debtor, or sign, or permit any Reimbursement Party or Subsidiary to sign, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any Mortgagor or Subsidiary to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions the following:

            (i) Liens created by the Reimbursement Documents or Senior Loan Documents;

            (ii) Permitted Liens;

            (iii) Liens permitted under the Other Vornado Loan Documents;

            (iv) Liens created by the Loan Agreements or the other documents entered into in connection with the Loan Agreements (and any refinancings of the Construction Loan approved by Vornado or any workouts or additional financings by the holders of the Construction Loan to 731 Residential Sub and/or 731 Commercial Sub); and

            (v) Liens otherwise consented to by Vornado in writing.

                  (b) Debt. Create, incur, assume or suffer to exist, or permit any Mortgagor or Subsidiary to create, incur, assume or suffer to exist, any Debt other than:

            (i) Debt under the Reimbursement Documents or the Senior Loan Documents;

            (ii) Debt permitted under the Other Vornado Loan Documents;

            (iii) [Intentionally Omitted];

            (iv) Subordinate Debt or subordinated indebtedness approved by Vornado;

            (v) The Construction Loan and any other Debt incurred pursuant to the Loan Agreements (and any refinancings of the Construction Loan approved by Vornado or any workouts or additional financings by the holders of the Construction Loan to 731 Residential Sub and/or 731 Commercial Sub); and

            (vi) Debt secured by Permitted Liens.

                  (c) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any Reimbursement Party or Subsidiary to do so, except that: (i) any Reimbursement Party may merge into or consolidate with any other Reimbursement Party, provided that, in the case of any such consolidation, the Person formed by such consolidation shall be a wholly owned Subsidiary of Alexander's, and provided further, that Alexander's shall pledge and grant to Vornado a first priority perfected lien in and security interest on the capital stock or other equity interests of such Subsidiary owned by Alexander's to Vornado as further collateral for the Reimbursement Obligations; and (ii) any Subsidiary or Permitted Related Owner that is not a Reimbursement Party may merge into or consolidate with any Subsidiary or Permitted Related Owner which is not a Reimbursement Party.

                  (d) Investments in Other Persons. Purchase or acquire the
            obligations or stock of, or any other interest in, any Person (other than a Permitted Related Owner), except such investments as are made with surplus cash and do not expose Alexander's to any risk of loss in excess of the amount of cash invested.

                  (e) Loans, etc. Make, or permit any Mortgagor or Subsidiary to make, loans to any Person, other than to Alexander's, a wholly owned Subsidiary or a Permitted Related Owner.

                  (f) Dividends, Etc. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding (except that Permitted Related Owners may pay dividends to Alexander's) return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such or issue or sell any capital stock or any warrants, rights or options to acquire such capital stock (except for capital stock issued by Permitted Related Owners), or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of Alexander's or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock; provided, however, that nothing contained in this section shall prohibit Alexander's from (i) paying a dividend or making a distribution in the form of, or from the proceeds of an issuance of, subordinated indebtedness or otherwise (including, without limitation, payment in cash) as may reasonably be required, based upon the advice of counsel, to enable Alexander's to qualify as a REIT under the Code or (ii) paying a dividend or making a distribution from the proceeds of the issuance by Alexander's of equity securities.

                  (g) Change in Nature of Business. Make, or permit any
            Mortgagor or Subsidiary to make, any material change in the nature of its business as carried on at the date hereof and will not, nor permit any Mortgagor or Subsidiary to, remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate, pledge or otherwise dispose of, except as permitted hereunder and for sales, transfers, assignments and pledges to Subsidiaries or Permitted Related Owners, any part of its assets necessary for the continuance of its business, as presently conducted and as presently contemplated, except (i) in the normal course of business, and (ii) in connection with the Construction Loan, other Development Financings or Special Financings; notwithstanding the foregoing, no Mortgagor or other Subsidiary shall transfer any Property except to a Permitted Related Owner.

                  (h) Charter Amendments. Amend, or permit any Mortgagor or
            Subsidiary to amend, its certificate of incorporation or bylaws, partnership agreement, certificate of limited partnership, operating agreement or certificate of limited liability company.

                  (i) Accounting Changes. Make or permit, or permit any Mortgagor or Subsidiary to make or permit, any change in accounting policies or reporting practices, except as required by generally accepted accounting principles.

                  (j) Amendment, Etc. of Related Documents. Except as may be required in order for Alexander's to qualify as a REIT under the Code, with respect to (i) the Management Agreement, (ii) the Leasing Agreement, (iii) the Senior Loan Documents, (iv) Major Leases, (v) the Other Vornado Loan Documents, (vi) the Architects Contract, (vii) the Bloomberg Lease, (viii) the Construction Management Agreement, (ix) the Loan Agreement and the other Loan Documents and (x) the Major Trade Contracts, cancel or terminate or consent to or accept any cancellation or termination thereof, amend, modify or change in any material manner any term or condition thereof, waive any material default under or any material breach of any material term or condition thereof, agree in any manner to any other amendment, modification or change of any material term or condition thereof or take any other action in connection therewith that would impair the value of the interest or rights of Alexander's or any Subsidiary thereunder or that would impair the rights or interests of Vornado, or permit any Mortgagor or other Subsidiary to do any of the foregoing.

                  (k) Future Speculative Development. Develop, or permit any
            Mortgagor or Subsidiary to develop, any undeveloped real property owned by Alexander's or such Mortgagor or Subsidiary in the absence of executed leases approved by Vornado for more than 50% of the projected leasable space on such property; provided that development of the Project shall be permitted.

                  (l) Negative Pledge. Except in connection with (i) Existing
            Debt, (ii) Secured Debt permitted hereby, (iii) Subordinate Debt permitted hereby, (iv) the Construction Loan, and (v) Permitted Liens, but only to the extent expressly permitted herein, Alexander's shall not enter into any covenant or other agreement that prevents it or could prevent it in the future from pledging, granting a security interest in, mortgaging, assigning, encumbering or otherwise creating a lien on any of its property (whether real or personal, tangible or intangible, and now owned or hereafter acquired) in favor of Vornado, or that would be breached if Alexander's were to pledge, grant a security interest in, mortgage, assign, encumber or otherwise create a lien on any of its property (whether real or personal, tangible or intangible, and now owned or hereafter acquired) in favor of Vornado.

                  (m) Future Property Acquisition. Except as permitted in
            Section 7.01, acquire, or permit any Mortgagor or Subsidiary to acquire, any real property without the consent of Vornado and without executing and delivering or causing such Mortgagor or Subsidiary to execute and deliver any instrument Vornado may deem necessary or desirable to effectuate such real property becoming additional security for the Reimbursement Obligations in accordance with Section 6.01(m).

                  (n) Payments Under Subordinate Loan Documents. Make any
            payment in respect of any Subordinate Debt (i) at any time while any amount shall be due and owing under any of the Reimbursement Documents or (ii) after the Loan shall have matured or Vornado shall have accelerated payment of the Loan pursuant to Section 6.01 or prepay any Subordinate Debt while at any time that any Reimbursement Obligation remains unpaid other than as provided in Section 6.02(r).

                  (o)   [Intentionally Omitted]

                  (p) Transfer of Properties. Transfer title to any of the
            Properties except to (i) any Mortgagor, (ii) any Person described in clause (a) of the definition of Permitted Related Owner, (iii) any Person described in clause (b) of the definition of Permitted Related Owner or (iv) with respect to the Lexington Avenue Property, 731 Commercial Sub, 731 Residential Sub and/or the holders of the Construction Loan (or their nominee or nominees) as part of a deed in lien transaction, provided that, (x) in the case of clause (iii), a receiver of a Property sought to be transferred to such Permitted Related Owner has proposed to enter into a lease at such Property or take any other action which would materially adversely affect Alexander's qualification as a REIT and Alexander's has given 10 days' notice to Vornado of its intention to transfer such Property to such Permitted Related Owner and (y) in the case of the Lexington Avenue Property, residential condominium units may be sold.

                  (q) Issuance of Shares. Issue, or permit any Subsidiary (other than a Permitted Related Owner) to issue any shares of stock that are not issued as of the date hereof, except that notwithstanding this section Alexander's shall be permitted to (i) issue shares of stock at any time so long as, taking into account such issuance, Vornado Realty Trust and its Affiliates (including for this purpose Interstate Properties) shall continue to own in the aggregate not less than 20% of the outstanding shares of common stock of Alexander's and (ii) issue shares of stock pursuant to stock options that have been granted by Alexander's as of the date hereof, and provided further, with respect to Alexander's only, that an automatic exchange involving Excess Stock as defined in and pursuant to Alexander's Amended and Restated Certificate of Incorporation shall not be treated as an issuance of shares for purposes of this section.

                  (r)   [Intentionally Omitted]

                  (s)   [Intentionally Omitted]

      SECTION 6.03. Reporting Requirements. So long as the Completion Guaranty and/or the Limited Recourse Guaranty shall remain outstanding or any portion of the Reimbursement Obligations shall remain unpaid, Alexander's will, unless Vornado shall otherwise consent in writing, furnish to Vornado:

                  (a) Quarterly Financials. (i) As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of Alexander's, Alexander's Quarterly Report on Form 10-Q for the preceding quarter as filed with the Securities and Exchange Commission (the "Commission"), containing unaudited financial statements as required by law; and (ii) as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year, an unaudited consolidating balance sheet of Alexander's and its Subsidiaries as of the end of such quarter and consolidating statement of operations and cash flows of Alexander's and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and represented to be true and correct (subject to year-end audit adjustments) by the Chairman of the Board of Alexander's or other officer of Alexander's.

                  (b) Annual Financials. (i) As soon as available and in any event within 90 days after the end of each fiscal year of Alexander's, a copy of Alexander's Annual Report on Form 10-K for such fiscal year as filed with the Commission; and (ii) as soon as available and in any event within 120 days after the end of each fiscal year, an unaudited consolidating balance sheet of Alexander's and its Subsidiaries as of the end of such fiscal year and an unaudited consolidating statement of operations and cash flows of Alexander's and its Subsidiaries for such fiscal year, represented to be true and correct by the Chairman of the Board of Alexander's or other officer of Alexander's.

                  (c) Litigation. Promptly after the commencement thereof,
            notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Reimbursement Party of the type described in Section 5.01(j), and promptly after the occurrence thereof, notice of any material adverse change in the status of the Disclosed Litigation from that described on Schedule I to the Other Vornado Credit Agreements.

                  (d) Environmental Conditions. Promptly after the occurrence thereof, notice of any condition or occurrence on any Property that results in a material noncompliance by any Reimbursement Party or any of its Subsidiaries with any Environmental Law or Environmental Permit or would be reasonably likely to (i) form the basis of an Environmental Action against any Reimbursement Party or any of its Subsidiaries or any Property that could have a Material Adverse Effect or (ii) cause any Property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

                  (e) Financial Data for Each Property. Not later than 120 days after the end of each fiscal year, and not later than 60 days after the end of each fiscal quarter, financial data in form reasonably satisfactory to Vornado relating to the operation of each of the Properties, including, without limitation, certified rent roll and summary of leases represented as true and correct by the Chairman of the Board of Alexander's or other officer of Alexander's.

                  (f) Budget. To the extent required and received under the
            Management Agreement, not less than 30 days prior to the commencement of each fiscal year, an annual operating budget relating to the Properties for the upcoming fiscal year including, without limitation, the projected gross rental income and projected operating expenses on a line item basis, provided, however, nothing herein contained shall be deemed to require Alexander's to comply with such budgets.

                  (g) Other Information. Such other information respecting the business, financial condition, operations, performance or properties of any Reimbursement Party as Vornado may from time to time reasonably request.

      SECTION 6.04. Covenants of Vornado. (a) Vornado hereby covenants to Alexander's that it will not exercise any rights, including rights exercisable upon the occurrence of an Event of Default, that it has arising from or as a result of this Agreement or any related agreement to cause Alexander's or any Subsidiary of Alexander's or any Permitted Related Owner to (i) enter into a lease or lease amendment that either (A) provides for payments that are based, directly or indirectly (including through sub-leasing), upon the net "income or profits" of any person (as defined in Section 856(d) (2) of the Code) or (B) requires Alexander's or any Subsidiary of Alexander's or any Permitted Related Owner to provide a service to a tenant, other than through an independent contractor (as defined in Section 856(d)(2) of the Code), where the provision of such service by Alexander's or any of its Subsidiaries or any Permitted Related Owner would cause rents received by Alexander's or any of its Subsidiaries to fail to be "rents from real property" under Section 856(d)(2) of the Code, (ii) engage in a new line of business which (A) is unrelated to the development or leasing of real property and (B) would create a substantial risk, as a result of its generation of income not described in Section 856(c)(2) or (c)(3) of the Code, that Alexander's would fail to qualify as a REIT under the Code or (iii) acquire an asset that would cause Alexander's to fail to satisfy the asset test of Section 856(c)(5) of the Code; provided, however, that the foregoing covenants of this Section 6.04(a) shall not preclude Vornado from collecting amounts due to Vornado under this Agreement or from foreclosing on any property securing such indebtedness or (y) be deemed to have been breached or violated by Vornado as a result of any act or action (including, without limitation, the execution of a lease) made, done or taken by any receiver for any property of any Reimbursement Party (including a receiver appointed at the request of Vornado) unless a motion to compel such act or action was made by Vornado to the court which appointed such receiver.

                  (b) Vornado agrees to use reasonable efforts to preserve the confidentiality of any Confidential Information received by it from Alexander's except as required by law or court order.

                  (c)   [Intentionally Omitted]

                  (d) Vornado shall execute and deliver a non-disturbance
            agreement substantially in the form of Exhibit C to the Vornado LOC Agreement (with such changes as Vornado may reasonably request) in connection with any lease approved by Vornado pursuant to Section 6.01(i) where the tenant is a nationally recognized credit-worthy retail tenant, provided that the tenant under such Lease shall require such non-disturbance agreement.

                                   ARTICLE VII

                               SPECIAL PROVISIONS

      SECTION 7.01. Condemnation and Casualty. (a) In the event of any condemnation or casualty of any Property in part or in the entirety, the proceeds of such condemnation or casualty, to the extent not retained or otherwise applied by the holder of any mortgage securing Senior Debt on such Property or by the holder of the Construction Loan, applied as required pursuant to any Major Lease approved by Vornado at the Property or applied by such mortgagee or in accordance with such Major Lease either to restore the improvements on such Property or to reduce such Senior Debt or the Construction Loan, as applicable, applied as required pursuant to any condominium declaration and/or related by-laws affecting any Property that has previously been approved by Vornado to restore the improvements on such Property or applied in accordance with the Other Vornado Loan Documents, shall be immediately deposited by Borrower in a cash collateral account to be maintained by Alexander's at a depository designated by Vornado and under the sole dominion and control of Vornado (the "Cash Collateral Account") pursuant to a cash collateral agreement to be entered into between Alexander's, Vornado and such Depository (the "Cash Collateral Agreement"); (such proceeds of condemnation so deposited being herein called "Condemnation Proceeds"; such proceeds of casualty so deposited being herein called "Casualty Proceeds"; and Condemnation Proceeds and/or Casualty Proceeds being herein called "Proceeds") and shall constitute additional collateral for the Reimbursement Obligations.

                  (b) Provided that no Default or Event of Default shall have occurred and be continuing, Alexander's shall be entitled to withdraw any Condemnation Proceeds from the Cash Collateral Account for the purpose of acquiring additional real estate assets with the consent of Vornado, which consent shall not be unreasonably withheld, provided that, subject to the Senior Loan Documents, the Loan Agreements and the Other Vornado Loan Documents, (i) Borrower shall have delivered to Lender an appraisal for such real estate (x) for an amount at least equal to the amount of the Condemnation Proceeds sought to be withdrawn by Alexander's to purchase such real estate and (y) issued by an appraisal company and in form and substance reasonably satisfactory to Vornado; (ii) Alexander's shall have delivered to Vornado environmental, engineering and such other studies, reports, documents, title reports, violation searches and other information relating to such real estate as would be generally required by Vornado in accordance with good institutional lending practices, all of which studies, reports, documents and other information shall be in form and substance reasonably satisfactory to Vornado; (iii) Vornado shall be granted a priority lien mortgage on said real estate to further secure the Reimbursement Obligations (the "Additional Mortgage"); (iv) Alexander's shall have delivered to Vornado a paid-up mortgage title insurance policy in favor of Vornado, insuring the Additional Mortgage as a second priority mortgage, subject only to the lien of the Senior Loans, on such real estate, subject to no encumbrances or other title exceptions except those title exceptions which Vornado reasonably determines are acceptable based on good institutional lending practices; and (v) Alexander's shall have paid all reasonable costs and expenses of Vornado (including reasonable attorneys' fees and expenses) incurred by Vornado in connection with the review of any of the foregoing conditions.

                  (c) Alexander's shall also have the right to withdraw the
            Condemnation Proceeds remaining in the Cash Collateral Account to pay for the cost of constructing improvements on any Property, and Alexander's shall have the right to withdraw any Casualty Proceeds in the Cash Collateral Account to pay for the repair and restoration of improvements whose damage or destruction generated such Casualty Proceeds, provided that, in all cases, subject to the Senior Loan Documents, the Loan Agreements, any condominium declaration and/or related by-laws affecting such Property that has previously been approved by Vornado, and the Other Vornado Loan Documents: (i) no Default or Event of Default shall be continuing; (ii) Vornado shall have approved the plans and specifications for the construction of such improvements as well as the general contract and other major contracts to be entered into by Alexander's in connection with such construction, which approval will not unreasonably be withheld;
            (iii) Vornado shall have received such certification and assurances as Vornado shall reasonably request to assure it that the cost of constructing the improvements as shown on the plans approved by Vornado does not exceed the amount of the Proceeds sought to be withdrawn by Alexander's to pay for such improvements; and (iv) Vornado may impose such further conditions and restrictions upon the disbursement of such Proceeds as Vornado deems necessary or desirable, consistent with prudent institutional construction lending practices, to assure the completion of the proposed improvements subject to no liens or encumbrances (except Permitted Liens) and in accordance with the aforesaid approved plans and all applicable laws.

      SECTION 7.02. Payment of REIT Dividends. In the event that Alexander's shall determine, upon the advice of counsel then generally used by Alexander's for tax advice, that it shall be required to pay a dividend or make a distribution to stockholders in order to preserve its qualification as a REIT, whether or not the Proceeds shall have been applied as contemplated pursuant to
Section 7.01(b) or (c), then, anything herein to the contrary notwithstanding, Alexander's may, with the consent of Vornado (i) incur unsecured subordinated indebtedness for the purpose of paying such dividend or making such distribution or to pay such dividend or make such distribution in the form of subordinated indebtedness and/or (ii) withdraw Proceeds from the Cash Collateral Account to pay such dividend or make such distribution.

      SECTION 7.03.     [Intentionally Omitted]

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

      SECTION 8.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) Alexander's or any other Obligor, as applicable, shall fail to pay (i) any Immediate Reimbursement Obligation or any principal of any Loan, when the same becomes due and payable or (ii) any other payment under any Reimbursement Document, in each case under this clause (ii) within five days after notice of the same becoming due and payable; or

                  (b) any representation or warranty made by any Reimbursement
            Party (or any of its officers) under or in connection with any Reimbursement Document shall prove to have been incorrect in any material respect when made; or

                  (c) Alexander's shall fail to perform or observe, in any material respect, any term, covenant or agreement contained in
            Section 6.02; or

                  (d) except as otherwise specified in such Reimbursement
            Document, any Reimbursement Party shall fail to perform any other term, covenant or agreement contained in any Reimbursement Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice (or such longer period, if any, as may be set forth in the applicable covenant or agreement) thereof shall have been given to Alexander's by Vornado; or

                  (e) any Reimbursement Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Senior Debt (other than the Construction Loan) or any Subordinated Debt (other than the Debt under the Senior Loan Documents) of such Reimbursement Party or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable notice and grace period, if any, specified in the agreement or instrument relating to such Senior Debt or Subordinated Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Senior Debt or any Subordinated Debt (other than the Debt under the Senior Loan Documents) and shall continue after the applicable notice and grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Senior Debt or Subordinated Debt or otherwise to cause such Senior Debt or Subordinated Debt to mature; or any such Senior Debt or Subordinated Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Senior Debt or Subordinated Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                  (f) any Reimbursement Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Reimbursement Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Reimbursement Party shall take any corporate action to authorize any of the actions set forth above in this Section 8.01(f); or

                  (g) any judgment or order for the payment of money in excess of $500,000 shall be rendered against any Reimbursement Party, and either (i) enforcement proceedings shall have been commenced and be continuing by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) any non-monetary judgment or order shall be rendered
            against any Reimbursement Party that is reasonably likely to have a Material Adverse Effect, and there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (i) any material provision of any Reimbursement Document after delivery thereof shall for any reason cease to be valid and binding on or enforceable against any Reimbursement Party to it, or any such Reimbursement Party shall so state in writing; or

                  (j) except as otherwise permitted under Section 6.02(a), any
            Collateral Document after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected Lien on the Collateral purported to be covered thereby with the priority of liens set forth therein; or

                  (k)   [Intentionally Omitted]

                  (l) any Event of Default (as such term is defined in any Mortgage or other Reimbursement Document) shall occur and be continuing; or

                  (m) any Event of Default (as such term is defined in the
            Building Loan Agreement, the Project Loan Agreement or the Supplemental Loan Agreement) shall occur and be continuing; or

                  (n) Any Event of Default (as such term is defined in the Other Vornado Credit Agreements) shall occur and be continuing;

then, and in any such event, Vornado may, by notice to Alexander's, declare the Reimbursement Obligations, together with all interest thereon and all other amounts payable under this Agreement and the other Reimbursement Documents, to be forthwith due and payable, whereupon the Reimbursement Obligations, the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Alexander's and the other Obligors; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Reimbursement Party under the United States Bankruptcy Code, the Reimbursement Obligations, the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Alexander's and the other Obligors.

                                   ARTICLE IX

                                  MISCELLANEOUS

      SECTION 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by Alexander's or the other Obligors therefrom, shall in any event be effective unless the same shall be in writing and signed by Alexander's, the other Obligors and Vornado, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 9.02. Notices, Etc. All notices and communications under this Credit Line Agreement shall be in writing and shall be given by either
(a) hand-delivery, (b) facsimile transmission, (c) first class mail (postage prepaid), or (d) reliable overnight commercial courier (charges prepaid)

            (i) if to the Obligors, to:

                  Alexander's Inc.
                  c/o Vornado Realty Trust
                  210 Route 4 East
                  Paramus, New Jersey 07652
                  Attention:  Chief Financial Officer
                  Facsimile No.: (201) 587-0600
            and to:

                  731 Commercial LLC
                  731 Residential LLC
                  c/o Vornado Realty Trust
                  888 Seventh Avenue
                  New York, New York 10019
                  Attention:  Chief Financial Officer
                  Facsimile No.: (212) 894-7070

            (ii)  with a copy to:

                  Winston & Strawn
                  200 Park Avenue
                  New York, New York  10166
                  Facsimile No.: (212) 294-4700
                  Attention:  Neil Underberg

            (iii) if to Vornado, to:

                  Vornado Realty L.P.
                  c/o Vornado Realty Trust
                  210 Route 4 East
                  Paramus, New Jersey 07652
                  Attention:  Chief Financial Officer
                  Facsimile No.: (201) 587-0600

Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by facsimile, upon transmission; (iii) if by mail, three
(3) calendar days after the date first deposited in the United States mail; and
(iv) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

      SECTION 9.03. No Waiver; Remedies. No failure on the part of Vornado to exercise, and no delay in exercising, any right hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 9.04. Costs, Expenses. (a) Alexander's agrees to pay on demand (i) all reasonable costs and expenses of Vornado in connection with the preparation, execution, delivery, administration, modification and amendment of the Reimbursement Documents (including, without limitation, the reasonable fees and expenses of counsel for Vornado with respect thereto) and (ii) all reasonable costs and expenses of Vornado in connection with the enforcement of the Reimbursement Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for Vornado with respect thereto).

                  (b) The Obligors agree to indemnify and hold harmless Vornado and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) the transactions contemplated hereby, (ii) the actual or alleged presence of Hazardous Materials on any Property or any Environmental Action relating in any way to any Reimbursement Party or any of its Subsidiaries, (iii) disputes with any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by Vornado in connection with any Property, (iv) any untrue statement of a material fact contained in information submitted to Vornado by Alexander's or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete, (v) the failure of Alexander's or any Reimbursement Party to perform any obligations required to be performed by Alexander's or any Reimbursement Party under any Reimbursement Document and (vi) the ownership, construction, occupancy, operation, use or maintenance of any of the Properties, in each case whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found to have resulted from any Indemnified Party's gross negligence or willful misconduct. Notwithstanding the foregoing provisions of this Section 9.04(b), the Obligors shall have no obligation to indemnify any Indemnified Party against, or hold it harmless from, (i) any judgment rendered by a court of competent jurisdiction against any Indemnified Party and in favor of the Obligors, or (ii) any legal fees and expenses incurred by the Indemnified Party in defending the action brought by the Obligors which resulted in such judgment in favor of the Obligors, but the foregoing provisions of this sentence shall not diminish or otherwise affect the Obligors liability for payment of all legal fees and expenses incurred by Vornado in enforcing Vornado's rights and remedies under any of the Reimbursement Documents.

                  (c) In case any action shall be brought against Vornado or any other Indemnified Party in respect of which indemnity may be sought against the Obligors, Vornado or such other Indemnified Party shall promptly notify the Obligors and the Obligors shall assume the defense thereof, including the employment of counsel selected by the Obligors and reasonably satisfactory to Vornado, the payment of all costs and expenses and the right to negotiate and consent to settlement. The failure of Vornado to so notify the Obligors shall not relieve the Obligors of any liability it may have under the foregoing indemnification provisions or from any liability which it may otherwise have to

            Vornado or any of the other Indemnified Parties except to the extent that the Obligors incur actual expenses or suffer actual monetary loss as a result of such failure to give notice. Vornado shall have the right, at its sole option, to employ separate counsel and as long as the Obligors are complying with their indemnification obligations hereunder, the fees and disbursements of such separate counsel shall be paid by Vornado. The Obligors shall not be liable for any settlement of any such action effected without its consent, but if settled with the Obligors' consent, or if there be a final judgment for the claimant in any such action, the Obligors agree to indemnify and save harmless Vornado from and against any loss or liability by reason of such settlement or judgment.

                  (d) If any Reimbursement Party fails to pay when due any
            costs, expenses or other amounts payable by it under any Reimbursement Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Reimbursement Party by Vornado, in its sole discretion.

                  (e) The provisions of this Section 9.04 shall survive the
            repayment or other satisfaction of the Obligors' Obligations hereunder.

      SECTION 9.05. Merger. This Agreement and the other Reimbursement Documents constitute the sole agreement of the parties with respect to the transactions contemplated herein and therein and supersede all oral negotiations and prior writings with respect thereto.

      SECTION 9.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Obligors and Vornado and thereafter shall be binding upon and inure to the benefit of the Obligors, Vornado and their respective successors and assigns, except that the Obligors shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of Vornado.

      SECTION 9.07. Vornado's Discretion. Except as otherwise specified in this Agreement, whenever this Agreement provides that Vornado's consent or approval is required, or that any action may be taken or not taken at Vornado's option, such consent or approval may be given or not, and such action may be taken or not, in Vornado's sole discretion. Any reference in this Agreement to Vornado's consent or approval being required shall be deemed to refer to Vornado's prior consent or approval given in writing.

      SECTION 9.08. Participations. (a) Vornado may sell participations in up to one-third of its rights and obligations under this Agreement (including, without limitation, of its Loans and the Notes held by it) (the purchaser of any rights and obligations being referred to herein as a "Participant"); provided, however, that (i) the obligations of the Obligors and Vornado under this Agreement and the other Reimbursement Documents shall remain unchanged, (ii) Vornado shall remain solely responsible to the other parties hereto for the performance of such obligations (iii) the Obligors shall continue to deliver all notices, communications and payments solely to Vornado and any such notice, communication or payment shall be valid and effective for all purposes hereunder notwithstanding any such sale of participations and (iv) Vornado shall remain solely responsible for its obligations under Section 2.01. Upon the sale of any participation permitted hereunder, the Obligors shall cooperate with such reasonable requests of Vornado, at the sole expense of Vornado, to sever and split the note issued hereunder among Vornado and any Participants.

                  (b) Vornado may, in connection with any participation or
            proposed participation pursuant to this Section 9.08, disclose to the Participant or proposed Participant, any information relating to the Obligors furnished to Vornado by or on behalf of Alexander's; provided, however, that, prior to any such disclosure, the Participant or proposed Participant shall agree to preserve the confidentiality of any Confidential Information received by it from Vornado.

                  (c) Notwithstanding any other provision set forth in this
            Agreement, Vornado may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans and the Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

      SECTION 9.09. GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 9.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

      SECTION 9.11. Waiver of Jury Trial. Each of the Obligors and Vornado hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Reimbursement Documents, the Reimbursement Obligations, the Loans or the actions of Vornado in the negotiation, administration, performance or enforcement thereof. The Obligors acknowledge and agree that this section is a specific and material aspect of this Agreement and that Vornado would not extend credit to the Obligors if the waiver set forth in this section were not a part of this Agreement.

      SECTION 9.12. Jurisdiction. The Obligors irrevocably appoint each and every owner, partner and/or officer of Alexander's as their attorneys upon whom may be served, by regular or certified mail at the address set forth herein, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement or any other Reimbursement Document; and the Obligors hereby consent that any action or proceeding against any of them may be commenced and maintained in any court within the State of New Jersey or the State of New York or in the United States District Court for the District of New Jersey or the United States District Court for the Southern District of New York by service of process on any such owner, partner and/or officer; and the Obligors agree that the courts of the

State of New Jersey and the courts for the State of New York and the courts for the United States District Court for the District of New Jersey and the courts for the United States District Court for the Southern District of New York shall have jurisdiction with respect to the subject matter hereof and the person of each of the Obligors and all collateral securing the obligations of the Obligors. The Obligors agree not to assert any defense to any proceeding initiated by Vornado in such court based upon improper venue or inconvenient forum. The foregoing shall not limit, restrict or otherwise affect the right of the Obligors or Vornado to commence any action on this Agreement or any other Reimbursement Document in any other courts having jurisdiction.

      SECTION 9.13. Continuing Enforcement. If, after receipt of any payment of all or any part of the Obligors' Obligations hereunder, Vornado is required by law in connection with insolvency, fraudulent conveyance, bankruptcy or similar proceedings to surrender such payment then this Agreement and the other Reimbursement Documents shall continue in full force and effect, and the Obligors shall be liable for, and shall indemnify, defend and hold harmless Vornado with respect to the full amount so surrendered. The provisions of this
Section 9.13 shall survive the termination of this Agreement and the other Reimbursement Documents and shall remain effective notwithstanding the payment of the Obligors' Obligations hereunder, the cancellation of the Notes or any other Reimbursement Document, the release of any security interest, lien or encumbrance securing the Obligors' Obligations hereunder or any other action which Vornado may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action by Vornado shall be deemed to have been conditioned upon any payment of the Obligors' Obligations hereunder having become final and irrevocable.

      SECTION 9.14. Loan Agreements. Each of 731 Commercial Sub and 731 Residential Sub hereby agree to directly comply with the covenants contained in
Article VI that relate to it, including without limitations, the covenants contained in Section 6.01(r).

      Each of the Obligors hereby irrevocably appoint Vornado as its true and lawful attorney-in-fact with full power to take all actions on behalf of Obligors so that they will comply with the terms of Section 6.01(r); it being understood that this appointment is coupled with an interest and that the power granted hereby shall terminate only upon payment in full of all Reimbursement Obligations.

                                     * * *

                         [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.




                                    ALEXANDER'S, INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:






                                    731 COMMERCIAL LLC



                                         By:  731 Commercial Holding LLC


                                         By:  Alexander's Inc.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:






                                    731 RESIDENTIAL LLC


                                         By:  731 Commercial Holding LLC


                                         By:  Alexander's Inc.


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                    VORNADO REALTY L.P.

                                    By:  Vornado Realty Trust



                                       By:
                                            ------------------------------------
                                       Name:
                                       Title:

STATE OF                )
                        )  ss.:
COUNTY OF               )


      On the ______ day of __________ in the year 2002, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in New York, New York.




                                    ______________________________________
                                                Notary Public

STATE OF                )
                        )  ss.:
COUNTY OF               )


      On the ______ day of __________ in the year 2002, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in New York, New York.




                                    ______________________________________
                                                Notary Public

STATE OF                )
                        )  ss.:
COUNTY OF               )


      On the ______ day of __________ in the year 2002, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in New York, New York.




                                    ______________________________________
                                                Notary Public

STATE OF                )
                        )  ss.:
COUNTY OF               )


      On the ______ day of __________ in the year 2002, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in New York, New York.




                                    ______________________________________
                                                Notary Public

                                    EXHIBIT A

                               COMPLETION GUARANTY

                                    EXHIBIT B

                            LIMITED RECOURSE GUARANTY

                                    EXHIBIT C

                                FORM OF GUARANTY

                  GUARANTY dated as of July 3, 2002 made by each of the signatories hereto (each a "Guarantor" and collectively, the "Guarantors") in favor of VORNADO REALTY L.P., a Delaware limited partnership ("Lender").

                             PRELIMINARY STATEMENTS:

                  A. Alexander's, Inc., a Delaware corporation ("Alexander's"), 731 Commercial LLC, a Delaware limited liability company, and 731 Residential LLC, a Delaware limited liability company (each, including Alexander's, a "Borrower" and collectively, "Borrowers") have entered into that certain Reimbursement Agreement, dated as of even date herewith (said agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Reimbursement Agreement") with Lender, whereby Alexander's has agreed to perform all of the obligations under the Reimbursement Agreement and the other Reimbursement Documents, including, without limitation, the Immediate Reimbursement Obligations and the payment of any amounts owing to Lender under the Loans (such Loans, collectively, the "Loan") made by Lender to Borrowers (collectively, the "Alexander's Reimbursement Obligations").

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Reimbursement Agreement.

                  C. Each Guarantor is a wholly-owned subsidiary of Alexander's, Inc. and will derive substantial direct and indirect benefit from the transactions as contemplated by the Reimbursement Agreement.

                  D. It is a condition precedent to Lender entering into the Reimbursement Agreement that each Guarantor shall have guaranteed the Reimbursement Obligations of Alexander's.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor hereby agrees as follows:

                  Section 1. Guaranty; Limitation of Liability. Each Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees the payment and performance by Alexander's of all of the Alexander's Reimbursement Obligations under the Reimbursement Agreement, including, without limitation, the punctual payment in full when due (after giving effect to all applicable grace, cure or similar periods), whether at stated maturity, by acceleration or otherwise, of all amounts owing under any Loans made by Lender to the Borrowers, and all obligations of each other Guarantor, now or hereafter existing under the Reimbursement Documents, whether for principal, interest, fees, expenses or otherwise (such obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by Lender in enforcing any rights under this Guaranty, together with interest at the Default Rate from the date of each such expenditure to the date of reimbursement. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Alexander's or any other Guarantor to Lender under the Reimbursement Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Alexander's or another Guarantor.

                  Section 2. Guaranty Absolute. A. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Reimbursement Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of the Guarantors under this Guaranty shall be joint and several, and shall be primary, direct and immediate, and not conditional or contingent upon pursuit by Lender of any remedies it may have against Alexander's or the other Borrowers, or any subsequent obligors under the Reimbursement Agreement, any subsequent mortgagor under the Mortgage, any subsequent debtor under the Note and/or any other party with respect to any Reimbursement Document, whether pursuant to the terms thereof or by law or pursuant to any other security agreement or guaranty. Without limiting the generality of anything contained in this Guaranty, Lender shall not be required to make any demand on Alexander's or the other Borrowers, or the then obligors under the Reimbursement Agreement, the then mortgagors under the Mortgage, the then debtor under the Note and/or any of them or any other party, or exhaust its rights against any security for the performance of Alexander's or the other Borrowers' obligations under the Reimbursement Agreement, the mortgagor's obligations under the Mortgage or the debtor's obligations under the Note before, simultaneously with or after enforcing its rights and remedies hereunder against Guarantors. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any other Guarantor or any Borrower or whether any other Guarantor or any Borrower is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of any Reimbursement Document or any agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Reimbursement Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit under the Reimbursement Documents to the Borrowers or any of their Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty given in favor of the Lender by any other Guarantor for all or any of the Guaranteed Obligations:

                  (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of the Borrowers or any of their Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrowers or any of their Subsidiaries;

                  (f) the making by any or all of the Borrowers of an assignment for the benefit of creditors, the bankruptcy or insolvency of any or all of the Borrowers, or any action taken by the Borrowers in any bankruptcy or insolvency proceeding, including, without limitation the disaffirmance of any of the Reimbursement Documents; or

                  (g) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Borrowers or a Guarantor.

                  B. Without incurring responsibility to any Guarantor, and without impairing or releasing the obligations of any Guarantor to Lender, and without reducing the amount due under the terms of this Guaranty (except to the extent of amounts actually paid to Lender), Lender may at any time and from time to time, without the consent of or notice to any Guarantor, upon any terms or conditions, and in whole or in part:

                  (a) Upon an Event of Default, sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property at any time pledged, mortgaged or in which a security interest is given to secure, or however securing, the Guaranteed Obligations:

                  (b) Exercise or refrain from exercising any rights against the Borrowers or others (including Guarantor) or against any security for the Guaranteed Obligations or otherwise act or refrain from acting:

                  (c) Settle or compromise any Guaranteed Obligations, whether in a proceeding or not, and whether voluntarily or involuntarily, or settle or compromise any liability incurred directly or indirectly in respect thereof or hereof, and subordinate the payment of all or any part thereof to the payment of any Guaranteed Obligations, whether or not due, to creditors of the Borrowers other than Lender and Guarantor;

                  (d) Apply any sums it receives, by whomever paid or however realized, to any of the Guaranteed Obligations;

                  (e) Add, release, settle, modify or discharge the obligation of and maker, endorser, guarantor, surety, obligor or any other party who is in any way obligated for any of the Guaranteed Obligations;

                  (f) Accept any additional security for the Guaranteed Obligations; and/or

                  (g) Take any other action which might constitute a defense available to, or a discharge of, any or all of the Borrowers or any other obligated party (including Guarantor) in respect of the Guaranteed Obligations.

                  C. The invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or any Reimbursement Document, or the impairment or loss of any security therefor, whether caused by any action or inaction of Lender or any Affiliate, except for gross negligence or willful misconduct, or otherwise, shall not affect, impair or be a defense to any of Guarantor's obligations under this Guaranty.

                  D. Each Guarantor acknowledges that in executing and delivering this Guaranty, it has not been induced by and has not relied upon any representations, warranties or statements, whether oral or written, express or implied, made by Lender or any agent, employee or other representative of Lender, which are not expressly set forth on this Guaranty, including, without limitation any representations with respect to (i) the extension of credit; (ii) the intentions of Lender with respect to the enforcement of any document, including this Guaranty or any other Reimbursement Document or other instrument, evidencing or securing, in whole or in part, the Guaranteed Obligations: (iii) the financial condition of Lender, the Borrowers or any guarantor of any of the Guaranteed Obligations; (iv) the value of any collateral for any of the Guaranteed Obligations; or (v) the completeness or accuracy of any statement identifying or summarizing any of the documents evidencing or securing, in whole or in part, the Guaranteed Obligations.

                  E. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Lender upon and in connection with the insolvency, bankruptcy or reorganization of any or all of the Borrowers, all as though such payment had not been made.

                  Section 3. Waivers. A. Each Guarantor hereby waives: (a) demand, notice, protest, presentment and demand for payment, notice of dishonor, diligence of collection and protest of non-payment; (b) notices of acceptance of this Guaranty and of presentment, demand and protest; (c) notice of any default hereunder or under any Reimbursement Document, and of all indulgences; (d) demand for observance or performance of, or enforcement of, any terms and provisions of this Guaranty or any of the Reimbursement Documents; (e) all other notices and demands otherwise required by law which Guarantors may lawfully waive; and (f) any requirement that Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any Collateral.

                  B. Each Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Reimbursement Documents, the transactions contemplated thereby or the actions of Lender in the negotiation, administration, performance or enforcement thereof.

                  C. Each Guarantor irrevocably waives any present or future claim, right or remedy to which it is now or may hereafter become entitled which arises on account of this Guaranty and/or from the performance by such Guarantor of its obligations hereunder to be subrogated to Lender's rights against the Borrowers or any other obligated party and/or any present or future claim, remedy or right to seek contribution, reimbursement, indemnification, exoneration, payment or the like, or participation in any claim, right or remedy of Lender against the Borrowers or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises under contract, in equity, by statute, under common law or otherwise. If, notwithstanding such waiver, any funds or property shall be paid or transferred to any Guarantor on account of such subrogation, contribution, reimbursement, exoneration or indemnification at any time when all of the Guaranteed Obligations have not been paid in full, such Guarantor shall hold such funds or property in trust for Lender and shall segregate such funds from other funds of Guarantor and shall forthwith pay over to Lender such funds and/or property to be applied by Lender to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Reimbursement Documents.

                  D. Each Guarantor waives the right to marshalling of the Borrowers' assets or any stay of execution and the benefit of all exemption laws, to the extent permitted by law, and any other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Lender against it.

                  E. Each Guarantor irrevocably waives all claims of waiver, release, surrender, alteration or compromise and all defenses, set-offs, counterclaims, recoupments, reductions, limitations or impairments.

                  Section 4. Payments Free and Clear of Taxes, Etc. A. Any and all payments made by any Guarantor hereunder shall be made, in accordance with
Section 3.08 of the Reimbursement Agreement, free and clear of and without deduction for any and all present or future Taxes. If such Guarantor shall be required by law to deduct any

Taxes from or in respect of any sum payable hereunder to Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  B. Within 30 days after the date of any payment of Taxes, such Guarantor will furnish to Lender, at its address referred to in the Reimbursement Agreement, appropriate evidence of payment thereof.

                  Section 5. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

                  (a) That such Guarantor (i) is a corporation duly organized and validly existing in good standing under the laws of the State of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed is not reasonably likely to have a Material Adverse Effect, and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (b) The execution, delivery and performance by each Guarantor of this Guaranty are within such Guarantor's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, and, to each such Guarantor's knowledge as to itself, do not (i) contravene such Guarantor's organizational documents, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, except where such violation is not reasonable likely to have a Material Adverse Effect,
         (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Guarantor, any of its Subsidiaries or any of their properties, except where such conflict, breach or default is not reasonably likely to have a Material Adverse Effect or (iv) except for the Liens created by the Collateral Documents or as otherwise set forth in the Reimbursement Agreement, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Guarantor or any of its Subsidiaries.

                  (c) Other than (i) as set forth in the Reimbursement Agreement and (ii) where an exercise of remedies requires court approval, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by any Guarantor of this Guaranty.

                  (d) This Guaranty has been duly executed and delivered by each Guarantor. This Guaranty is the legal, valid and binding obligation of each Guarantor, enforceable against each such Guarantor in accordance with its terms.

                  Section 6. Covenants. Each Guarantor agrees to comply, to the extent applicable to such Guarantor, with the covenants in the Reimbursement Agreement.

                  Section 7. Subordination. If any Guarantor shall advance any sums to the Borrowers, or if the Borrowers or any of its successors or assigns shall be or shall hereafter become indebted to any Guarantor, such sum and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to Lender under any Reimbursement Document, as such amounts become due and payable. Nothing herein contained shall be construed to give Guarantors any right of subrogation in and to Lender's rights under, or interests in, any Reimbursement Document, until such time as all of the Borrowers' liabilities have been paid in full.

                  Section 8. REMEDIES.

                  Upon an Event of Default, all liabilities of each Guarantor hereunder shall become immediately due and payable without demand or notice and, in addition to any other remedies provided by law, Lender may:

                  (a) Enforce the obligations of each Guarantor and the rights and remedies of Lender under this Guaranty and/or any other Reimbursement Document to which any Guarantor is a party.

                  (b) Perform any covenant or agreement of any Guarantor in default hereunder (but without obligation to do so) and in that regard pay such money as may be required or as Lender may reasonably deem expedient. Any costs, expenses or fees, including reasonable attorneys' fees and costs, incurred by Lender in connection with the foregoing shall be included in the Guaranteed Obligations and secured by the other Reimbursement Documents, and shall be due and payable on demand, together with interest at the Default Rate, such interest to be calculated from the date of such advance to the date of repayment thereof. Any such action by Lender shall not be deemed to be a waiver or release of such Guarantor hereunder and shall be without prejudice to any other right or remedy of Lender.

                  Section 9. Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  Section 10. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be sent by hand, by certified mail, return receipt requested, or by reputable overnight courier service, and if to a Guarantor, addressed to it at the address set forth below its signature on the signature pages hereto, if to Lender, at its address specified in the Reimbursement Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. Notice to any one Guarantor shall be deemed notice to all Guarantors. All such notices and other communications shall be effective when sent if delivered by hand or by reputable overnight courier service, and when received if sent by certified mail.

                  Section 11. No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. All rights and remedies of Lender by reason of this Guaranty, any Reimbursement Document, or any other security agreement or guaranty or bylaw, are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other rights and remedies. No delay in the exercise of any such right or remedy shall operate as a waiver thereof.

                  Section 12. Right of Set-off. Except as may be otherwise provided in the Reimbursement Agreement, upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of a Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not Lender shall have made any demand under this Guaranty and although such Obligations may be unmatured. Lender agrees promptly to notify such Guarantor after any such set-off and application made by Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that Lender may have.

                  Section 13. Continuing Guaranty; Release.

                  A. If, after receipt of any payment of all or any part of the Guaranteed Obligations, Lender is compelled by law, in connection with insolvency, fraudulent conveyance, bankruptcy or similar proceedings, to surrender such payment to any person or entity, then this Guaranty and the other Reimbursement Documents shall continue in full force and effect or be reinstated, as the case may be, and Guarantor shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to the full amount so surrendered. The provisions of this Section 13 shall survive the termination of this Guaranty and the other Reimbursement Documents and shall remain effective notwithstanding the payment of the Guaranteed Obligations, the cancellation of the Note, this Guaranty or any other Reimbursement Document, the release of any security interest, lien or encumbrance securing the Guaranteed Obligations or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the Guaranteed Obligations having become final and irrevocable.

                  B. Settlement of any claim by Lender against any or all of the Borrowers, whether in any proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty except to the extent of the amount actually paid by the Borrowers or any other obligated party.

                  Section 14. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 15. Miscellaneous.

                  A. Remedies Cumulative. The rights and remedies of Lender, as provided herein and in any other Reimbursement Document, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Lender at law or in equity. The failure, at any one or more times, of Lender to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Lender shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Guaranty.

                  B. Integration. This Guaranty and the other Reimbursement Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

                  C. Attorneys' Fees and Expenses. If Lender retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Reimbursement Documents, or on account of any matter involving this Guaranty, or for examination of matters subject to Lender's approval under the Reimbursement Documents, all costs of suit and all reasonable attorneys' fees (and/or reasonably allocated fees of Lender's in-house legal counsel) and such other reasonable expenses so incurred by Lender shall forthwith, on demand, become due and payable and shall be secured hereby.

                  D. No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

                  E. No Third Party Beneficiary. Neither Lender nor any Guarantor intends the benefits of this Guaranty to inure to any third party and notwithstanding any term, condition or provision hereof or of any other Reimbursement Document to the contrary, no third party (including the Borrowers) shall have any status, right or entitlement under this Guaranty.

                  F. Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not render any other provision invalid or unenforceable.

                  G. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Guaranty shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns: provided, however, that this Guaranty cannot be assigned by any Guarantor without the prior written consent of Lender, and any such assignment or attempted assignment by Guarantor shall be void and of no effect with respect to Lender.

                  H. Modifications. This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  I. Sales or Participations. Lender may from time to time sell or assign, in whole or in part, or grant participations in the Loan, the Note and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between Lender and such holder so provides, shall be: (a) entitled to all of the rights, obligations and benefits of Lender to the extent permitted by law; and (b) deemed to hold and may exercise the rights of banker's lien with respect to any and all obligations of such holder to each Guarantor, in each case as fully as though each Guarantor were directly indebted to such holder. Lender may in its discretion give notice to any Guarantor of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender's or such holder's rights hereunder.

                  J. Jurisdiction. Each Guarantor irrevocably appoints each of its owners, partners and/or officers as its attorneys upon whom may be served, by regular or certified mail at the address set forth below, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Guaranty or any other Reimbursement Document; and each Guarantor hereby consents that any action or proceeding against it be commenced and maintained in any court within the State of New York, the United States District Court for the Southern District of New York, by service of process on any such owner, partner and/or officer; and each Guarantor agrees that the courts of the State of New York and the United States District Court for the Southern District of New York shall have jurisdiction with respect to the subject matter hereof and the person of each Guarantor and all collateral securing the obligations of each Guarantor. Guarantor agrees not to assert any defense to any action or proceeding initiated by Lender in such Court based upon improper venue or inconvenient forum. The foregoing shall not limit, restrict or otherwise affect the right of Lender or Guarantor to commence any action or proceeding on this Guaranty or any other Reimbursement Document in any other court or courts having jurisdiction.

                  K. Joint and Several Liability. The obligations and liabilities of Guarantors hereunder shall be joint and several.

                  L. Waiver of Jury Trial. EACH GUARANTOR AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR ANY GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER REIMBURSEMENT DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND EACH GUARANTOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, EACH GUARANTOR AND LENDER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT LENDER WOULD NOT ENTER INTO THE REIMBURSEMENT AGREEMENT OR EXTEND CREDIT TO ALEXANDER'S IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

                         [SIGNATURE ON FOLLOWING PAGES]

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        ALEXANDER'S OF FLUSHING, INC.


                                        By:
                                              Name:
                                              Title:


                                        ALEXANDER'S OF THIRD AVENUE, INC.


                                        By:
                                              Name:
                                              Title:


                                        ALEXANDER'S OF REGO PARK II, INC.


                                        By:
                                              Name:
                                              Title:


                                        ALEXANDER'S OF REGO PARK III, INC.


                                        By:
                                              Name:
                                              Title:

STATE OF_______________       )

                              ) ss.:
COUNTY OF _____________       )



On the ___ day of ____________, 2002, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in _______________, _______________.

                                                   _____________________________
                                                            Notary Public

STATE OF ______________       )

                              ) ss.:
COUNTY OF _____________       )



On the ___ day of ____________, 2002, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in _______________, _______________.

                                                   _____________________________
                                                            Notary Public

STATE OF ______________       )

                              ) ss.:
COUNTY OF _____________       )



On the ___ day of ____________, 2002, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in _______________, _______________.

                                                   _____________________________
                                                            Notary Public

STATE OF ______________       )

                              ) ss.:
COUNTY OF _____________       )



On the ___ day of ____________, 2002, before me, the undersigned, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in _______________, _______________.

                                                   _____________________________
                                                            Notary Public

                                    GUARANTY

                            Dated as of July 3, 2002

                                      From

                         THE GUARANTORS SET FORTH HEREIN

                                each as Guarantor

                                   in favor of

                              VORNADO REALTY L.P.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION 1.               GUARANTY; LIMITATION OF LIABILITY                   1
SECTION 2.               GUARANTY ABSOLUTE                                   2
SECTION 3.               WAIVERS                                             4
SECTION 4.               PAYMENTS FREE AND CLEAR OF TAXES, ETC               5
SECTION 5.               REPRESENTATIONS AND WARRANTIES                      6
SECTION 6.               COVENANTS                                           7
SECTION 7.               SUBORDINATION                                       7
SECTION 8.               REMEDIES.                                           7
SECTION 9.               AMENDMENTS, ETC                                     7
SECTION 10.              NOTICES, ETC                                        8
SECTION 11.              NO WAIVER; REMEDIES                                 8
SECTION 12.              RIGHT OF SET-OFF                                    8
SECTION 13.              CONTINUING GUARANTY; RELEASE.                       8
SECTION 14.              GOVERNING LAW                                       9
SECTION 15.              MISCELLANEOUS.                                      9

                                    EXHIBIT D

                                FORM OF MORTGAGE

                         MORTGAGE, ASSIGNMENT OF LEASES,
                      SECURITY AGREEMENT AND FIXTURE FILING

                  THIS MORTGAGE, ASSIGNMENT OF LEASES, SECURITY AGREEMENT AND FIXTURE FILING (this "MORTGAGE"), dated as of July 3, 2002, made by ALEXANDER'S OF REGO PARK III, INC., a Delaware corporation having an address at c/o Alexanders, Inc., 210 Route 4 East, Paramus, New Jersey 07652, as mortgagor, assignor and debtor ("MORTGAGOR") in favor of VORNADO REALTY L.P., a Delaware limited partnership, having an address at 210 Route 4 East, Paramus, New Jersey 07652, as mortgagee, assignee and secured party ("MORTGAGEE").

                                R E C I T A L S :

                  Alexander's, Inc., a Delaware corporation ("ALEXANDER'S"), is entering into a Reimbursement Agreement, dated as of the date hereof, between Alexander's, 731 Commercial LLC, a Delaware limited liability company, 731 Residential LLC, a Delaware limited liability company (collectively, together with Alexander's, the "BORROWERS", and each individually, a "BORROWER") and Mortgagee (as amended from time to time, the "REIMBURSEMENT AGREEMENT"), whereby Alexander's has agreed to perform all of the obligations under the Reimbursement Agreement and the other Reimbursement Documents, including, without limitation, the Immediate Reimbursement Obligations and the payment of any amounts owing under any Loans (as defined in the Reimbursement Agreement) made by Lender to the Obligors thereunder (the "ALEXANDER'S REIMBURSEMENT OBLIGATIONS").

                  The Loans (as defined in the Reimbursement Agreement) are evidenced by that certain Promissory Note, dated as of even date herewith, from Borrowers to Mortgagee (the "NOTE").

                  Mortgagor is the fee owner of the property described on Schedule "A" attached hereto and all of the improvements located thereon (collectively, the "MORTGAGED PREMISES"). Mortgagor is a wholly-owned subsidiary of Alexander's and will derive substantial direct benefit from the transactions contemplated by the Reimbursement Agreement.

                  Mortgagor is guarantying Alexander's performance of the Alexander's Reimbursement Obligations under the Reimbursement Agreement pursuant to that certain Guaranty, dated as of even date herewith (the "GUARANTY").

                  This Mortgage is granted to the Mortgagee to secure the payment and performance by Alexander's of the Alexander's Reimbursement Obligations. As additional security for the payment and performance to Mortgagee of the Liabilities (as defined below), Mortgagor has executed and delivered to Mortgagee (i) an Assignment of Leases and Rents assigning all of Mortgagor's rights as lessor under all leases affecting the Mortgaged Premises now or hereafter in effect (the "ASSIGNMENT OF LEASES"), and (ii) the other collateral documents described in or accompanying the Reimbursement Agreement. This Mortgage, the Reimbursement Agreement, the Note, the Assignment of Leases, and all other guarantees, documents, certificates and instruments executed and delivered in connection therewith are sometimes hereinafter referred to collectively as the "REIMBURSEMENT DOCUMENTS" or individually as a "REIMBURSEMENT DOCUMENT".

     1. LIABILITIES; GRANT OF MORTGAGE. To secure to Mortgagee the payment and performance by Alexander's of the Alexander's Reimbursement Obligations (collectively, the "LIABILITIES"), Mortgagor has mortgaged, granted and conveyed and by these presents does hereby mortgage, grant and convey to Mortgagee, its successors and assigns, all of Mortgagor's right, title and interest now owned or hereafter acquired in and to each of the following (collectively, the "MORTGAGED PROPERTY"):

         1.1 All those certain tracts of land set forth above as the Mortgaged Premises and made a part hereof (the "REAL ESTATE");

         1.2 Any and all buildings and improvements now or hereafter erected on, under or over the Real Estate (the "IMPROVEMENTS");

         1.3 Any and all fixtures, machinery, equipment and other articles of real, personal or mixed property, belonging to Mortgagor, at any time now or hereafter installed in, attached to or situated in or upon the Real Estate, or the buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Real Estate, or in the operation of the buildings and improvements, plant, business or dwelling situate thereon, whether or not such real, personal or mixed property is or shall be affixed thereto, and all replacements, substitutions and proceeds of the foregoing (all of the foregoing herein called the "SERVICE EQUIPMENT"), including without limitation: all appliances, furniture and furnishings; all articles of interior decoration, floor, wall and window coverings; all office, restaurant, bar, kitchen and laundry fixtures, utensils, appliances and equipment; all supplies, tools and accessories; all storm and screen windows, shutters, doors, decorations, awnings, shades, blinds, signs, trees, shrubbery and other plantings; all building service fixtures, machinery and equipment of any kind whatsoever; all lighting, heating, ventilating, air conditioning, refrigerating, sprinkling, plumbing, security, irrigating, cleaning, incinerating, waste disposal, communications, alarm, fire prevention and extinguishing systems, fixtures, apparatus, machinery and equipment; all elevators, escalators, lifts, cranes, hoists and platforms; all pipes, conduits, pumps, boilers, tanks, motors, engines, furnaces and compressors; all dynamos, transformers and generators; all building materials, building machinery and building equipment delivered on site to the Real Estate during the course of, or in connection with any construction or repair or renovation of the buildings and improvements; all parts, fittings, accessories, accessions, substitutions and replacements therefor and thereof; all files, books, ledgers, reports and records relating to any of the foregoing; all accounts, general intangibles and contract rights (including any right to payment thereunder, whether or not earned by performance) of any nature relating to the Mortgaged Property or the use, occupancy, maintenance, construction, repair or operation thereof; all management agreements, franchise agreements, utility agreements and deposits, building service contracts, maintenance contracts, construction contracts and architect's agreements relating to the Mortgaged Premises; all maps, plans, surveys and specifications relating to the Mortgaged Premises; all warranties and guaranties; all permits, licenses and approvals relating to the Mortgaged Premises; and all insurance policies, books of account and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Mortgaged Premises (all of the foregoing and any replacements thereof being hereinafter collectively referred to as the "PERSONAL PROPERTY");

         1.4 Any and all leases, subleases, tenancies, licenses, occupancy agreements or agreements to lease all or any portion of the Real Estate, Improvements, Service Equipment or Mortgaged Premises and all extensions, renewals, amendments, modifications and replacements thereof, and any options, rights of first refusal or guarantees relating thereto (collectively, the "LEASES"); all rents, income, receipts, revenues, security deposits, escrow accounts, reserves, issues, profits, awards and payments of any kind payable under the Leases or otherwise arising from the Mortgaged Property including, without limitation, minimum rents, additional rents, percentage rents, parking, maintenance and deficiency rents (collectively, the "RENTS");

         1.5 Any and all estates, rights, tenements, hereditaments, privileges, easements, reversions, remainders and appurtenances of any kind benefitting or appurtenant to the Real Estate, Improvements or all or any portion of the Mortgaged Property; all means of access to and from the Mortgaged Premises, whether public or private; all streets, alleys, passages, ways, water courses, water and mineral rights relating to the Real Estate, Improvements or all or any portion of the Mortgaged Property; all rights of Mortgagor as declarant or unit owner under any declaration of condominium or association applicable to the Mortgaged Premises, including, without limitation, all development rights and special declarant rights; and all other claims or demands of Mortgagor, either at law or in equity, in possession or expectancy of, in, or to the Mortgaged Premises (all of the foregoing described in this Section 1.5 herein called the "APPURTENANCES"); and

         1.6 Any and all "PROCEEDS" of any of the above-described Real Estate, Improvements, Service Equipment, Leases, Rents, Personal Property and Appurtenances, which term "proceeds" shall have the meaning given to it in the New York Uniform Commercial Code and shall additionally include whatever is received upon the use, lease, sale, exchange, transfer, collection or other utilization or any disposition or conversion of any of the Real Estate, Improvements, Service Equipment, Leases, Rents, Contracts and Appurtenances, including, without limitation, all development rights and special declarant rights, voluntary or involuntary, whether cash or non-cash, including proceeds of insurance and condemnation awards, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and inventory.

                  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE AMOUNT OF PRINCIPAL INDEBTEDNESS SECURED BY THIS MORTGAGE AT THE TIME OF EXECUTION OR THAT MAY HEREAFTER BECOME SECURED HEREBY AT ANY TIME IS FOURTEEN MILLION AND NO/100 DOLLARS ($14,000,000.00); PROVIDED THAT THE SECURITY OF THIS MORTGAGE SHALL NOT BE LIMITED WITH RESPECT TO (I) INTEREST ON THE AFORESAID AMOUNT OF PRINCIPAL INDEBTEDNESS AT THE RATES SET FORTH IN THE NOTE, (II) SUMS EXPENDED BY MORTGAGEE IN ACCORDANCE WITH THE TERMS OF THIS MORTGAGE TO PAY PREMIUMS ON INSURANCE POLICIES COVERING THE PREMISES, (III) SUMS EXPENDED BY MORTGAGEE TO PAY IMPOSITIONS, MORTGAGE RECORDING TAXES, EXPENSES INCURRED BY MORTGAGEE IN ACCORDANCE WITH THIS MORTGAGE IN UPHOLDING OR ENFORCING THE LIEN OF THIS MORTGAGE, INCLUDING, BUT NOT LIMITED TO, (1) THE EXPENSES OF ANY LITIGATION TO PROSECUTE OR DEFEND THE RIGHTS AND LIEN CREATED BY THIS MORTGAGE, (2) ANY AMOUNT, COST OR CHARGES TO WHICH THE MORTGAGEE BECOMES SUBROGATED, UPON PAYMENT, WHETHER UNDER RECOGNIZED PRINCIPLES OF LAW OR EQUITY, OR UNDER EXPRESS STATUTORY AUTHORITY AND (3) INTEREST AT THE DEFAULT RATE.

                  TO HAVE AND TO HOLD the above granted and conveyed the Mortgaged Property unto and to the proper use and benefit of Mortgagee, its successors and assigns, forever.

     2.  FUTURE ADVANCES.

         2.1 This Mortgage shall secure any and all present or future advances under the Liabilities made by Mortgagee to or for the benefit of Mortgagor, Alexander's or the Mortgaged Property with respect to: (i) principal, interest, late charges, fees and other amounts due under the Liabilities or this Mortgage;
(ii) all advances by Mortgagee permitted hereunder to Mortgagor, Alexander's or any other person to pay costs of erection, construction, alteration, repair, restoration, maintenance and completion of any improvements on the Mortgaged Property; (iii) all advances made or costs incurred by Mortgagee for the payment of real estate taxes, mortgage recording taxes, assessments or other governmental charges, maintenance charges, insurance premiums, appraisal charges, environmental inspection, audit, testing or compliance costs, and costs incurred by Mortgagee for the enforcement and protection of the Mortgaged Property or the lien of this Mortgage; and (iv) all legal fees, costs and other expenses incurred by Mortgagee by reason of any default or otherwise in connection with the Liabilities. Mortgagor agrees that if, at any time during the term of this Mortgage or following a foreclosure hereof, Mortgagor fails to perform or observe any covenant or obligation under this Mortgage including, without limitation, payment of any of the foregoing, Mortgagee may (but shall not be obligated to) take such steps as are reasonably necessary to remedy any such nonperformance or nonobservance for the account and at the expense of Mortgagor, and may enter upon the Mortgaged Premises for such purpose and take all such action thereon as, in Mortgagee's opinion, may be necessary or appropriate thereof. No such entry and no such action shall be deemed an eviction of any tenant of the Mortgaged Premises or any part thereof. All amounts advanced by Mortgagee shall be added to the amount secured by this Mortgage and the other Reimbursement Documents, and shall be due and payable on demand, together with interest at the Default Rate, such interest to be calculated from the date of such advance to the date of repayment thereof. Mortgagor's obligations hereunder shall be continuing and shall survive notwithstanding a foreclosure of this Mortgage.

     3.  ASSIGNMENT OF LEASES.

         3.1 Mortgagor hereby assigns to Mortgagee all Leases and Rents. Mortgagor shall, upon demand, deliver to Mortgagee an executed copy of each such Lease. This assignment shall continue in effect until the Liabilities are paid in full and this Mortgage is canceled or discharged of record; however, so long as no Event of Default (as defined below) exists, Mortgagor shall have a license to collect, and may retain, use and enjoy the Rents as they become due, subject to the terms and conditions set forth in the Assignment of Leases. Such license granted to Mortgagor shall be immediately revoked without further notice or demand upon the occurrence of an Event of Default. Upon the occurrence of such Event of Default and during the continuance thereof, Mortgagee may, subject to the Reimbursement Agreement, to the fullest extent permitted by the Leases (i) exercise any of Mortgagor's rights under the Leases, (ii) enforce the Leases,
(iii) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all Rents or other payments that may then be or may thereafter become due, owing or payable with respect to the Leases and (iv) generally do, execute and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Leases as fully as allowed or authorized by Mortgagor's interest under the Leases. This assignment is intended by Mortgagee and Mortgagor to create, and shall be construed to create, an absolute assignment to Mortgagee, subject only to the terms and provisions hereof, and not as an assignment as security for the performance of the obligations evidenced by the Reimbursement Documents.

         3.2 Mortgagor shall timely perform all of its material obligations under the Leases. Mortgagor represents and warrants that: (i) there are no leases or agreements to lease all or any part of the Mortgaged Premises now in effect, except those specifically set forth in, and assigned to Mortgagee by, the Assignment of Leases; and (ii) there is no assignment or pledge of any rents, issues or profits of or from the Mortgaged Premises now in effect, except pursuant to the Assignment of Leases or as assigned to other lenders in connection with Existing Debt (as defined in the Reimbursement Agreement).

         3.3 Any Rents receivable by Mortgagee hereunder, after payment of all proper costs and charges, shall be applied to all amounts due and owing under and as provided in this Mortgage and the Note. Mortgagee shall be accountable to Mortgagor only for Rents actually received by Mortgagee pursuant to this assignment. The collection of such Rents and the application thereof shall not cure or waive any Event of Default or waive, modify or affect notice of Event of Default or invalidate any act done pursuant to such notice.

         3.4 Mortgagor shall not, without the prior written consent of Mortgagee, or as otherwise provided in the Reimbursement Agreement: (i) enter into any lease of all or any portion of the Mortgaged Property; (ii) amend, modify, terminate or accept a surrender of any Lease; or (iii) collect or accept rent from any tenant of the Mortgaged Premises for a period of more than one month in advance.

         3.5 This Mortgage is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York and shall be entitled to the benefits afforded thereby. Mortgagor shall
(a) deliver the written notices described in said Section 291-f to all present and future holders of any interest in any Lease, by assignment or otherwise, including therein a direction that, in the event that Mortgagee notifies such tenant of a default under this Mortgage, such tenant pay its rent and all other sums due under the relevant Lease to Mortgagee and (b) take such other action, as may now or hereafter be reasonably required to afford Mortgagee the full protections and benefits of said Section 291-f.

     4.  SECURITY INTEREST IN PERSONAL PROPERTY.

         4.1 This Mortgage shall constitute a security agreement and shall create and evidence a security interest or common law lien in all of the Personal Property and in all of the other items of Mortgaged Property in which a security interest may be granted or a common law pledge created pursuant to the Uniform Commercial Code as in effect in the state in which the Personal Property or Mortgaged Premises, as applicable, are located or under the common law in such state, subject to the rights of the holders of purchase money mortgages with respect to the Personal Property.

         4.2 Upon the occurrence and during the continuance of any Event of Default, in addition to the remedies set forth in Section 11, Mortgagee shall have the power to sell the Personal Property in accordance with the Uniform Commercial Code as enacted in the state in which the Personal Property or Mortgaged Premises, as applicable, are located or under other applicable law. To the extent permitted by law, it shall not be necessary that any Personal Property offered be physically present at any such sale or constructively in the possession of Mortgagee or the person conducting the sale.

         4.3 Upon the occurrence of any Event of Default, Mortgagee may sell the Personal Property or any part thereof at public or private sale with notice to the applicable Mortgagor as hereinafter provided. The proceeds of any such sale, after deducting all expenses of Mortgagee in taking, storing, repairing and selling the Personal Property (including, without limitation, reasonable attorneys' fees and disbursements) shall be applied in the manner set forth in subsection 11.2. At any sale, public or private, of the Personal Property or any part thereof, Mortgagee may purchase any or all of the Personal Property offered at such sale.

     5.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

         5.1 PAYMENT AND PERFORMANCE. Mortgagor shall (i) pay to Mortgagee all sums required to be paid by it under the Reimbursement Documents, in accordance with their stated terms and conditions; and (ii) perform and comply with all terms, conditions and covenants set forth in each of the Reimbursement Documents by which it is bound.

         5.2 FAILURE TO MAKE CERTAIN PAYMENTS. If Mortgagor shall fail to timely perform any of the covenants contained in this Mortgage, including, without limitation, Mortgagor's covenants to (i) pay the premiums in respect of all required insurance coverages, (ii) pay taxes (including mortgage recording taxes) and assessments, (iii) make any and all repairs required for Mortgagor to be in compliance with Section 5.12 of this Mortgage, or (iv) discharge any lien required to be discharged pursuant to this Mortgage, Mortgagee may, but shall not be obligated to, make advances to perform such covenant on such Mortgagor's behalf and all sums so advanced shall be included in the Liabilities and shall be secured hereby. Such Mortgagor shall repay on demand all sums so advanced by Mortgagee on behalf of such Mortgagor, with interest at the rate provided in the Reimbursement Agreement.

                  Neither the provisions of this Section 5.2 nor any action taken by Mortgagee pursuant to the provisions of this Section 5.2 shall prevent any such failure to observe any covenant contained in this Mortgage from constituting an Event of Default.

         5.3 AUTHORITY AND VALIDITY. Mortgagor represents, warrants and covenants that (i) it is duly authorized to execute and deliver this Mortgage and all other Reimbursement Documents to which it is party and all corporate and governmental actions, consents, authorizations and approvals necessary or required therefor have been duly and effectively taken or obtained, (ii) this Mortgage is the legal, valid, binding and enforceable obligation of Mortgagor, and (iii) Mortgagor has full power and lawful authority to execute and deliver this Mortgage and to mortgage and grant a security interest in the Mortgaged Property as contemplated herein.

         5.4 SEISIN AND WARRANTY. Mortgagor warrants that it has good and marketable fee simple title to the Mortgaged Property, subject only to the matters listed on Schedule "B" attached hereto ("PERMITTED ENCUMBRANCES"); that it has good and valid title to all rents, issues and profits therefrom, and has the right, full power and lawful authority to grant, convey and assign the same to Mortgagee in the manner and form set forth herein; and this Mortgage is a valid and enforceable lien on the Mortgaged Property. Mortgagor hereby covenants that Mortgagor shall (i) preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against all lawful claims whatsoever; and (ii) execute, acknowledge and deliver all such further documents or assurances, and cause to be done all such further acts as may at any time hereafter be required by Mortgagee to protect fully the lien of this Mortgage.

         5.5 INSURANCE. (a) Mortgagor shall obtain and maintain, or cause tenants to obtain and maintain, at all times throughout the term of this Mortgage the following insurance, with deductibles reasonably satisfactory to Mortgagee from time to time: (i) commercial general liability insurance covering all operations of Mortgagor in amounts reasonably satisfactory to Mortgagee;
(ii) "All-Risk" fire and extended coverage hazard insurance (together with vandalism and malicious mischief endorsements) in an aggregate amount not less than 100% of the full insurable replacement value of the Mortgaged Property (exclusive of footings and foundations), including coverage for loss of contents owned by Mortgagor; (iii) during the course of any construction, reconstruction, remodeling or repair of improvements on the Mortgaged Premises, builders' all-risk extended coverage insurance in amounts based upon the completed replacement value of the improvements (excluding roads, foundations, parking areas, paths, walkways and like improvements), including coverage for loss of contents and endorsed to provide that occupancy by any person shall not void such coverage; (iv) if the Mortgaged Premises are required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, flood insurance in an amount at least equal to the lesser of the outstanding principal balance of this Mortgage or the maximum limit of coverage available; (v) business interruption and/or rental loss insurance sufficient to pay, for a period of not less than six (6) months, normal operating expenses of or gross income from the Mortgaged Property; (vi) boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment in such amounts as Mortgagee shall require from time to time, provided that the Mortgaged Premises contains equipment of such nature; and (vii) such other insurance as Mortgagee may reasonably require. Notwithstanding anything contained herein, Mortgagor shall have the right to maintain a blanket insurance policy covering the Mortgaged Premises and other properties owned by Mortgagor, provided that such policy shall otherwise conform to the requirements set forth herein.

                  (b) Each insurance policy required under this Section 5.5 shall be written by an insurance company authorized or licensed to do business in New York having an Alfred M. Best Company, Inc. rating of A or higher and a financial size category of not less than VII, and shall be on such forms and written by such companies as shall be reasonably approved by Mortgagee.

                  (c) Each insurance policy required under this Section 5.5 providing insurance against loss or damage to property, business interruption or rent loss shall be written or endorsed so as to (i) name Mortgagee as mortgagee under a New York non-contributory standard mortgagee or secured party endorsement, as the case may be, or its equivalent; and (ii) make all losses payable directly to Mortgagee, without contribution.

                  (d) Each insurance policy required under this Section 5.5 providing public liability coverage shall be written and endorsed so as to name Mortgagee as a certificate holder.

                  (e) Each insurance policy required under this Section 5.5 shall contain a provision (i) requiring the insurer to notify Mortgagee, in writing and at least thirty (30) days in advance, of any cancellation or material change in the policy; (ii) waiving all rights of setoff, counterclaim, deduction or subrogation against Mortgagor or Mortgagee; and (iii) excluding Mortgagee from the operation of any coinsurance clause, or, alternatively, stating that the amount of insurance is sufficient to exclude the insured from the operation of any coinsurance clause.

                  (f) At least thirty (30) days prior to the expiration of any insurance policy, Mortgagor shall furnish evidence satisfactory to Mortgagee that such policy has been renewed or replaced or is no longer required by this
Section 5.5.

                  (g) Mortgagor shall not take out any separate or additional insurance with respect to the Mortgaged Property which is contributing in the event of loss unless approved by Mortgagee and in conformity with the requirements of this Section 5.5.

                  (h) Notwithstanding the foregoing, in the event that Mortgagor fails to maintain insurance in accordance with this Section 5.5, and Mortgagee elects to obtain insurance to protect its interests hereunder, Mortgagee may obtain insurance in any amount and of any type Mortgagee reasonably deems appropriate to protect Mortgagee's interest only and Mortgagee shall have no duty or obligation to Mortgagor to maintain insurance in any greater amount or of any other type for the benefit of Mortgagor. All insurance premiums incurred or paid by Mortgagee shall be at Mortgagor's sole cost and expense. Mortgagee's election to obtain insurance on behalf of Mortgagor shall not be deemed to waive any Event of Default (as hereinafter defined) hereunder.

         5.6 TAXES AND OTHER CHARGES. Mortgagor shall prepare and timely file all federal, state and local tax returns required to be filed by Mortgagor and promptly pay, or cause to be paid, and discharge all taxes (including mortgage recording taxes), assessments, water and sewer rents, and other governmental charges imposed upon Mortgagor, the Mortgaged Property or on any of Mortgagor's other property when due, but in no event after interest or penalties commence to accrue thereon or become a lien upon such property, except for those taxes, assessments, water and sewer rents or other governmental charges then being contested in accordance with the terms of the Reimbursement Agreement. Mortgagor shall submit to Mortgagee, upon request, an affidavit signed by Mortgagor certifying that all federal, state and local tax returns have been filed to date and all taxes, assessments, water and sewer rents, and other governmental charges with respect to Mortgagor's properties have been paid to date.

         5.7 ESCROWS. If required by Mortgagee, Mortgagor shall pay to Mortgagee at the time of each installment of principal and interest due under the Note, and commencing with the first payment due after the date of such request, a sum equal to (a) the amount of the next installment of taxes and assessments levied or assessed against the Mortgaged Premises, and/or (b) the premiums which will next become due on the insurance policies required by this Mortgage, all in amounts as estimated by Mortgagee, less all sums already paid therefor or deposited with Mortgagee for the payment thereof, divided by the number of payments to become due before one (1) month prior to the date when such taxes and assessments and/or premiums, as applicable, will become due, such sums to be held by Mortgagee to pay the same when due. If such escrow funds are not sufficient to pay such taxes and assessments and/or insurance premiums, as applicable, as the same become due, Mortgagor shall pay to Mortgagee, upon request, such additional amounts as Mortgagee shall estimate to be sufficient to make up any deficiency. No amount paid to Mortgagee hereunder shall be deemed to be trust funds but may be commingled with general funds of Mortgagee and no interest shall be payable thereon. Upon the occurrence of an Event of Default, Mortgagee shall have the right, at its sole discretion, to apply any amounts so held against the Liabilities. There shall be no escrow requirement with respect to taxes that are required to be paid by tenants and are actually being paid by tenants. If Mortgagor is not required to pay tax escrows pursuant to this
Section 5.7, Mortgagor shall promptly provide to Mortgagee upon Mortgagee's request, copies of receipted tax bills, cancelled checks or other evidence satisfactory to Mortgagee evidencing that such taxes and assessments have been timely paid. There shall be no escrow requirement with respect to taxes which are required to be paid by tenants at the Mortgaged Premises, and are actually being paid by such tenants.

         5.8 TRANSFER OF TITLE. Except as otherwise provided in the Reimbursement Agreement, without the prior written consent of Mortgagee in each instance Mortgagor shall not cause or permit any transfer of the Mortgaged Property or any part thereof, whether voluntarily, involuntarily or by operation of law, nor shall Mortgagor enter into any agreement or transaction to transfer, or accomplish in form or substance a transfer, of any portion of the Mortgaged Property. A "TRANSFER" of the Mortgaged Property includes: (i) the direct or indirect sale, transfer or conveyance of the Mortgaged Property or any portion thereof or interest therein; (ii) the execution of an installment sale contract or similar instrument affecting all or any portion of the Mortgaged Property;
(iii) if Mortgagor, or any general partner of Mortgagor, is a corporation, partnership, or limited liability company, the transfer (whether in one transaction or a series of transactions) of more than 50% stock, partnership, limited liability company or other ownership interests in Mortgagor.

         5.9 NO ENCUMBRANCES. (a) Except as otherwise permitted in the Reimbursement Agreement, Mortgagor shall not create or permit to exist any mortgage, pledge, lien, security interest (including, without limitation, a purchase money security interest), encumbrance, attachment, levy, restraint or other judicial process on or against the Mortgaged Property or any part thereof (including, without limitation, fixtures and other personalty), whether superior or inferior to the lien of this Mortgage, without the prior written consent of Mortgagee, except for Permitted Encumbrances. If any lien or encumbrance is filed or entered without Mortgagor's consent, Mortgagor shall have it removed of record within sixty (60) days after Mortgagor receives notice that it has been filed or entered.

                  (b) By placing or accepting a mortgage, lien or encumbrance of any type, whether voluntary or involuntary, against the Mortgaged Property, the holder thereof shall be deemed to have agreed, without any further act or documentation being required, that its mortgage, lien or encumbrance shall be subordinate in lien priority to this Mortgage and to any future amendments, consolidations or extensions hereof (including, without limitation, amendments which increase the interest rate on the Note, extend the term of the Liabilities, provide for future advances secured by this Mortgage, or provide for the release of portions of the Mortgaged Property with or without consideration).

                  (c) The holder of any subordinate mortgage or other lien, whether or not consented to by Mortgagee, expressly agrees by acceptance of such subordinate mortgage or other lien that it waives and relinquishes any rights it may have, whether under a legal theory of marshalling of assets or any other theory at law or in equity, to restrain Mortgagee from, or recover damages from Mortgagee as a result of, Mortgagee exercising its various remedies hereunder or under any other documents evidencing or securing the Liabilities, in such order and with such timing as Mortgagee deems appropriate in its sole discretion.

                  (d) Mortgagee may, at any time or from time to time, renew, extend or increase the amount of this Mortgage, alter or modify the terms hereof or of the Note in any way, waive any of the terms, covenants or conditions hereof or of the Note in whole or in part, release any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Liabilities as Mortgagee may determine, without the consent of any junior lienor or encumbrancer or any obligation to give notice of any kind thereto, and without in any manner affecting or the lien hereof on all or any part of the Mortgaged Property.

         5.10 ADDITIONAL INDEBTEDNESS. Except as permitted under the Reimbursement Agreement, Mortgagor shall not create, incur, assume or guarantee, or permit to exist any indebtedness (which shall mean all obligations, contingent or otherwise, which in accordance with generally accepted accounting principles should be reflected on a balance sheet as liabilities).

         5.11 REMOVAL OF FIXTURES. Subject to the terms of the Leases, and except to the extent the Mortgaged Premises is not leased or is under development, Mortgagor shall not remove or permit to be removed from the Mortgaged Premises any fixtures presently or in the future owned by Mortgagor as the term "fixtures" is defined by the law in New York (unless such fixtures have been replaced with similar fixtures of equal or greater utility and value).

         5.12 MAINTENANCE AND REPAIR; ALTERATIONS. (a) Mortgagor shall (i) abstain from and not permit the commission of waste in or about the Mortgaged Premises; (ii) keep or cause to be kept the Mortgaged Property, at Mortgagor's own cost and expense, in good and substantial repair, working order and condition (reasonable wear and tear, damage by casualty excepted); (iii) make or cause to be made, as and when necessary, all repairs and replacements, whether or not insurance proceeds are available therefor; and (iv) not remove, demolish, materially alter, or, except as permitted by the Reimbursement Agreement, otherwise dispose of all or any part of the Mortgaged Property. All alterations, replacements, renewals or additions made pursuant to this Section 5.12 shall automatically become a part of the Mortgaged Property and shall be covered by the lien of this Mortgage. Notwithstanding the foregoing, the provisions of
(ii), (iii) and (iv) of this Section 5.12 shall not apply to the Mortgaged Property at any time the Mortgaged Property is not leased or is under development except to the extent that failure to comply with said paragraphs would constitute a safety hazard.

                  (b) Except as permitted in the Reimbursement Agreement and subject to the rights of tenants under Leases, Mortgagee, and any persons authorized by Mortgagee, shall have the right, but not the obligation, to enter upon the Mortgaged Premises at any reasonable time to inspect and photograph its condition and state of repair.

         5.13 COMPLIANCE WITH APPLICABLE LAWS. Mortgagor agrees to observe, conform and comply, and to cause its tenants to observe, conform and comply with all federal, state, county, municipal and other governmental or quasi-governmental laws, rules, regulations, ordinances, codes, requirements, covenants, conditions, orders, licenses, permits, approvals and restrictions, including without limitation, the Americans with Disabilities Act of 1990 (collectively, the "LEGAL REQUIREMENTS"), now or hereafter affecting all or any part of the Mortgaged Property, its occupancy or the business or operations now or hereafter conducted thereon and the personalty contained therein, within such time as required by such Legal Requirements. The Mortgaged Property currently is in compliance with all Legal Requirements applicable to the Mortgaged Property.

         5.14 DAMAGE, DESTRUCTION AND CONDEMNATION. (a) If all or any part of the Mortgaged Premises shall be damaged or destroyed, or if title to or the temporary use of the whole or any part of the Mortgaged Premises shall be taken or condemned by a competent authority for any public or quasi-public use or purpose, there shall be no abatement or reduction in the amounts payable by Mortgagor under the Reimbursement Documents and Mortgagor shall continue to be obligated to make such payments.

                  (b) If all or any part of the Mortgaged Property is partially or totally damaged or destroyed, Mortgagor shall give prompt notice thereof to Mortgagee, and Mortgagee may make proof of loss if not made promptly by Mortgagor. Mortgagor may only settle, adjust or compromise any claim for loss, damage or destruction of the

Mortgaged Property with the written consent of the Mortgagee, which consent will not be unreasonably withheld or delayed.

                  (c) Promptly upon obtaining knowledge of the institution of any proceeding for the condemnation of all or any part of the Mortgaged Property, Mortgagor shall give notice to Mortgagee. Mortgagor shall, at its sole cost and expense, diligently prosecute any such proceeding and Mortgagor shall from time to time deliver to Mortgagee all instruments requested by it to permit such participation. Mortgagor shall not, without Mortgagee's prior written consent, which consent shall not be unreasonably withheld, enter into any agreement for the taking or conveyance in lieu thereof of all or any part of the Mortgaged Property.

                  (d) Subject to the terms and conditions of the Reimbursement Agreement, nothing in this Section 5.14 shall relieve Mortgagor of its duty to repair, restore, rebuild or replace the Mortgaged Property following damage or destruction or partial condemnation if no or inadequate insurance proceeds or condemnation awards are available to defray the cost of repair, restoration, rebuilding or replacement.

         5.15 REQUIRED NOTICES. Mortgagor shall notify Mortgagee within ten (10) days of: (i) receipt of any notice from any governmental or quasi-governmental authority relating to the structure, use or occupancy of the Mortgaged Premises or alleging a violation of any material Legal Requirement; (ii) a substantial change in the occupancy or use of all or any part of the Mortgaged Premises;
(iii) receipt of any notice from the holder of any lien or security interest in all or any part of the Mortgaged Property; (iv) commencement of any litigation affecting or potentially affecting the financial ability of Mortgagor or the value of the Mortgaged Property; (v) a pending or threatened condemnation of all or any part of the Mortgaged Premises; (vi) a fire or other casualty causing damage to all or any part of the Mortgaged Property; (vii) receipt of any notice with regard to any Release of Hazardous Substances (as such terms are defined in Section 8.2 hereof) or any other environmental matter affecting the Mortgaged Premises or Mortgagor's interest therein; (viii) receipt of any request for information, demand letter or notification of potential liability from any entity relating to potential responsibility for investigation or clean-up of Hazardous Substances on the Mortgaged Premises or at any other site owned or operated by Mortgagor; (ix) receipt of any notice from any tenant of all or any part of the Mortgaged Premises alleging a default, failure to perform or any right to terminate its lease or to set-off rents; or (x) receipt of any notice of the imposition of, or of threatened or actual execution on, any lien on or security interest in all or any part of the Mortgaged Property.

         5.16 NO CREDITS ON ACCOUNT OF THE LIABILITIES. Mortgagor shall not claim or demand or be entitled to any credit on account of the Liabilities for any part of the taxes paid with respect to the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage.

         5.17 RIGHT TO REAPPRAISE. Mortgagee shall have the right to conduct or have conducted by an independent appraiser acceptable to Mortgagee appraisals of the Mortgaged Premises in form and substance satisfactory to Mortgagee at the sole cost and expense of Mortgagor; PROVIDED, HOWEVER, that Mortgagor shall not be obligated to bear the expense of such appraisals so long as (i) no Event of Default exists, and (ii) such appraisals are not required by applicable law, rule or regulation or the interpretation or administration thereof by any governmental authority or comparable agency charged with the interpretation or administration thereof. The cost of such appraisals, if chargeable to Mortgagor as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage in accordance with the provisions of Section 2 hereof.

         5.18     INTENTIONALLY OMITTED.

         5.19 RECORDATION. Mortgagor, at its expense, shall at all times, upon receipt of written request from Mortgagee, cause this Mortgage, and any and all supplements or amendments thereto, to be recorded, registered and filed in such manner and in such places, and will pay all such recording, registration, mortgage recording taxes, filing fees and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the lien of this Mortgage as a valid, direct mortgage lien and perfected security interest in the Mortgaged Premises. Notwithstanding anything herein to the contrary, Mortgagee shall have the right to record this Mortgage at any time. Mortgagor shall pay or cause to be paid, and will indemnify Mortgagee in respect of, all taxes (including interest and penalties) at any time payable in connection with the filing and recording of this Mortgage and all supplements and amendments thereto. Should Mortgagor fail to pay the same, all such recording and filing fees and taxes may be paid by Mortgagee on behalf of Mortgagor and the amount thereof, together with interest at the Default Rate shall be payable by Mortgagor to Mortgagee immediately upon demand, or at the option of Mortgagee, Mortgagee may reimburse itself out of the proceeds collected by Mortgagee.

     6.  DECLARATION OF NO OFFSET.

         6.1 Mortgagor represents to Mortgagee that Mortgagor has no knowledge of any offsets, counterclaims or defenses to the Liabilities either at law or in equity. Mortgagor shall, within five (5) days upon request in person or within ten (10) days upon written request by mail, furnish to Mortgagee or Mortgagee's designee a written statement in form reasonably satisfactory to Mortgagee stating the amount due under the Liabilities and whether there are offsets or defenses against the same, and if so, the nature and extent thereof.

     7.  CHANGE IN LAWS.

         7.1 In the event of the passage, after the date of this Mortgage, of any law changing in any way the laws now in force for the taxation of mortgages or debts secured thereby, for state or local purposes, or the manner of the operation of any such taxes, so as to affect the interest of Mortgagee or impose upon Mortgagee the obligation to pay the whole or any part of any taxes, assessments, charges or liens (collectively, "CHARGES") herein required to be paid by Mortgagor, then Mortgagor shall pay the full amount of the Charges in accordance with the terms of Section 3.08 of the Reimbursement Agreement (as though the Mortgagor were the "Borrower" thereunder and the Charges were "Taxes" thereunder);

     8.  ENVIRONMENTAL MATTERS.

         8.1 DEFINITIONS. For purposes of this Section 8, "APPLICABLE ENVIRONMENTAL LAWS" shall mean any and all applicable existing or future federal, state and local statutes, ordinances, regulations, rules, executive orders, standards and requirements, including the requirements imposed by common law, concerning or relating to industrial hygiene and the protection of health and the environment including, without limitation: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et seq. ("CERCLA"); (ii) the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. 6901 et seq. ("RCRA"); (iii) the Clean Air Act, as amended, 42 U.S.C. 7901 et seq.; (iv) the Clean Water Act, as amended, 33 U.S.C. 1251 et seq.; and (v) the Hazardous Materials Transportation Act, as amended, 49 U.S.C. 1801 et seq. and (vi) the New York Environmental Conservation law, as amended ("ECL"); Any terms mentioned in this Section 8 which are defined in any Applicable Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

         8.2 REPRESENTATIONS, WARRANTIES AND COVENANTS. Mortgagor represents, warrants, covenants and agrees as follows:

                  (a) Except for environmental matters disclosed in Alexander's, Inc.'s quarterly report on Form 10-Q for the quarter ended March 31, 2002, to the Mortgagor's knowledge, neither Mortgagor nor the Mortgaged Property or any occupant of the Mortgaged Premises are in violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority pertaining to any Applicable Environmental Law. Mortgagor shall not cause or permit the Mortgaged Property to be in violation of, or do anything that would subject the Mortgaged Property to any remedial obligations under, any Applicable Environmental Law, and shall promptly notify Mortgagee in writing of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Law. In addition, Mortgagor shall provide Mortgagee with copies of any and all material written communications with any governmental authority in connection with any Applicable Environmental Law, concurrently with Mortgagor's giving or receiving of same.

                  (b) Except for environmental matters disclosed in Alexander's, Inc.'s quarterly report on Form 10-Q for the quarter ended March 31, 2002, to the Mortgagor's knowledge, there are no underground storage tanks, radon, asbestos materials, polychlorinated biphenyls or urea formaldehyde insulation present at or installed in the Mortgaged Premises in violation of the Applicable Environmental Law. Mortgagor covenants and agrees that if any such materials are found to be present at the Mortgaged Premises in violation of the Applicable Environmental Law, Mortgagor shall remove or remediate the same promptly upon discovery at its sole cost and expense.

                  (c) Except for environmental matters disclosed in Alexander's, Inc.'s quarterly report on Form 10-Q for the quarter ended March 31, 2002, to the Mortgagor's knowledge, Mortgagor has taken all steps reasonably necessary to determine and has determined that there has been no release, spill, discharge, leak, disposal or emission (individually a "RELEASE" and collectively, "RELEASES") of any Hazardous Material, Hazardous Substance or Hazardous Waste, including gasoline, petroleum products, explosives, toxic substances, solid wastes and radioactive materials (collectively, "HAZARDOUS SUBSTANCES") at, upon, under or within the Mortgaged Premises except for such Release as would not have a material adverse effect on the collateral for the Loan when taken as a whole. Mortgagor will not use, and will use its available remedies under the respective lease to cause any other occupant of the Mortgaged Premises not to use, the Mortgaged Premises for any purpose that could result in Release of any Hazardous Substances on or to the Mortgaged Premises in violation of Applicable Environmental Laws that could reasonably be expected to have a material adverse effect on the collateral for the Loan when taken as a whole. During the term of this Mortgage, Mortgagor shall take all steps reasonably necessary in the judgement of the Mortgagee to determine whether there has been a Release of any Hazardous Substances on or to the Mortgaged Premises either in violation of Applicable Environmental Laws or which could reasonably be expected to have a material adverse effect on the collateral for the Loan taken as a whole, and if Mortgagor finds that such a Release has occurred, Mortgagor shall remove or remediate the same promptly upon discovery at its sole cost and expense as required by Applicable Environmental Law.

                  (d) Mortgagor has not received any written notice of violation, request for information, summons, citation, directive or other communication, from the New York Department of Environmental Conservation or the United States Environmental Protection Agency concerning any intentional or unintentional act or omission on Mortgagor's or any occupant's part resulting in the Release of Hazardous Substances into the waters or onto the lands within the jurisdiction of the State of New York or into the waters outside the jurisdiction of the State of New York resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other natural resources owned, managed, held in trust or otherwise controlled by or within the jurisdiction of the State of New York.

         8.3 RIGHT TO INSPECT AND CURE. Subject to the remainder of this Section 8.3, Mortgagee shall have the right to conduct or have conducted by its agents or contractors such environmental inspections, audits and tests as Mortgagee shall deem necessary or advisable from time to time at the sole reasonable cost and expense of Mortgagor; PROVIDED, HOWEVER, that Mortgagor shall not be obligated to bear the expense of such environmental inspections, audits and tests so long as (i) no Event of Default exists, and (ii) Mortgagee has no cause to believe in its sole reasonable judgment that there has been a Release or threatened Release of Hazardous Substances at the Mortgaged Premises or that Mortgagor or the Mortgaged Premises is in violation of any Applicable Environmental Law, which release or violation could reasonably be expected to have a material adverse effect on the collateral for the Loan when taken as a whole. The cost of such inspections, audits and tests, if chargeable to Mortgagor as aforesaid, shall be added to the Liabilities and shall be secured by this Mortgage. Mortgagor shall, and shall cause each tenant of the Mortgaged Premises to, cooperate with such inspection efforts; such cooperation shall include, without limitation, supplying all information requested concerning the operations conducted and Hazardous Substances located at the Mortgaged Premises. In the event that Mortgagor fails to comply with any Applicable Environmental Law, Mortgagee may, in addition to any of its other remedies under this Mortgage, cause the Mortgaged Property to be in compliance with such laws and the cost of such compliance shall be added to the sums secured by this Mortgage in accordance with the provisions hereof.

     9.  INDEMNIFICATION.

         9.1 Mortgagor hereby indemnifies and agrees to protect, defend and hold harmless Mortgagee, and any member, officer, director, trustee, official, agent, or employee of Mortgagee, and their respective heirs, administrators, executors, successors and assigns (collectively, the "INDEMNIFIED PARTIES"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Reimbursement Documents or the transactions contemplated therein (except to the extent determined by a final judgment of a court of competent jurisdiction to have been caused by the gross negligence or willful misconduct of any Indemnified Party) including, without limitation: (i) disputes with any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by Mortgagee in connection with the Mortgaged Premises; (ii) losses, damages, expenses or liabilities sustained by Mortgagee in connection with any environmental inspection, monitoring, sampling or cleanup of the Mortgaged Premises required or mandated by any Applicable Environmental Law; (iii) any untrue statement of a material fact contained in information submitted to Mortgagee by Mortgagor or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (iv) the failure of Mortgagor to perform any obligations herein required to be performed by Mortgagor; and (v) the ownership, construction, occupancy, operation, use or maintenance of the Mortgaged Premises.

         9.2 In case any action shall be brought against Mortgagee or any other Indemnified Party in respect to which indemnity may be sought against Mortgagor, Mortgagee or such other Indemnified Party shall promptly notify Mortgagor and Mortgagor shall assume the defense thereof, including the employment of counsel selected by Mortgagor and reasonably satisfactory to Mortgagee, the payment of all costs and expenses, and the right to negotiate and consent to settlement. The failure of Mortgagee to so notify Mortgagor shall not relieve Mortgagor of any liability it may have under the foregoing indemnification provisions or from any liability which it may otherwise have to Mortgagee or any of the other Indemnified Parties, except to the extent that the Mortgagor incurs actual expenses or suffers actual monetary loss as a result of such failure to give notice. Mortgagee shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Mortgagee's sole cost and expense as long as Mortgagor is complying with its indemnification obligations hereunder. Mortgagor shall not be liable for any settlement of any such action effected without its consent (unless Mortgagor fails to defend such claim), but if settled with Mortgagor's consent, or if there be a final judgment for the claimant in any such action, Mortgagor agrees to indemnify and save harmless Mortgagee from and against any loss or liability by reason of such settlement or judgment.

         9.3 The provisions of this Section 9 shall survive the repayment of the Liabilities and the release or discharge of this Mortgage.

     10.      EVENTS OF DEFAULT.

                  Each of the following shall constitute a default (each, an "EVENT OF DEFAULT") hereunder:

                  10.1 Non-payment when due, after any applicable notice and grace period, of any sum required to be paid to Mortgagee under any of the Reimbursement Documents, including without limitation, principal and interest under the Note;

                  10.2 A breach of any covenant contained in Sections 5.8 or 5.9 hereof;

                  10.3 A breach by Mortgagor of any other term, covenant, condition, obligation or agreement under this Mortgage, and the continuance of such breach for a period of thirty (30) days after written notice thereof shall have been given to Mortgagor;

                  10.4 An Event of Default under any of the other Reimbursement Documents;

                  10.5 Any representation or warranty made by Mortgagor or by any other person providing collateral pursuant to or obligated to perform under any Reimbursement Document ("OTHER OBLIGATED PARTY") in any Reimbursement Document or to induce Mortgagee to enter into the transactions contemplated hereunder shall prove to be false, incorrect or misleading in any material respect as of the date when made.

                  10.6 The filing by or against Mortgagor or any Other Obligated Party of a petition seeking relief, or the granting of relief, under the Federal Bankruptcy Code or any similar federal or state statute, which, if an involuntary filing, has not been discharged within sixty (60) days after filing; any assignment for the benefit of creditors made by Mortgagor or any Other Obligated Party; the appointment of a custodian, receiver, liquidator or trustee for Mortgagor or any Other Obligated Party or for any of the property of Mortgagor or such Other Obligated Party, or any action by Mortgagor or any Other Obligated Party to effect any of the foregoing; or if Mortgagor or any Other Obligated Party becomes insolvent (however defined) or is not paying its debts generally as they become due.

                  10.7 The dissolution, liquidation, merger, consolidation or reorganization of Mortgagor or any Other Obligated Party, or the institution of any proceeding to effect any of the foregoing;

                  10.8 A default beyond any applicable notice and grace periods, under any other obligation secured by a lien on the Mortgaged Premises or any part thereof, which lien shall be prior to the lien hereof.

     11. REMEDIES.

                  If an Event of Default shall have occurred and be continuing, Mortgagee may take any of the following actions (without the obligation to marshall):

         11.1 ACCELERATION. Mortgagee may declare the entire amount of the Liabilities immediately due and payable, without presentment, demand, notice of any kind, protest or notice of protest, all of which are expressly waived, notwithstanding anything to the contrary contained in any of the Reimbursement Documents. Mortgagee may collect interest from the date of default on the unpaid balance of the Liabilities, at the Default Rate.

         11.2 POSSESSION. Mortgagee may enter upon and take possession of the Mortgaged Property, with or without legal action, lease the Mortgaged Property, collect therefrom all rentals and, after deducting all costs of collection and administration expense, apply the net rentals to any one or more of the following items in such manner and in such order of priority as Mortgagee, in Mortgagee's sole discretion, may elect: the payment of any sums due under any prior lien, taxes, water and sewer rents, charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Property to compensation, salaries, expenses and disbursements of Mortgagee's agents, attorneys, or any other representatives of Mortgagee, the receiver in connection with the possession, control, and/or operation of the Mortgaged Property and the business operations conducted therefrom, or on account of the Liabilities. Mortgagee is given full authority to do any act that Mortgagor could do in connection with the management and operation of the Mortgaged Property. This covenant becomes effective either with or without any action brought to foreclose this Mortgage and without applying for a receiver of such rents. In addition to the foregoing, upon the occurrence of an Event of Default, Mortgagor shall pay monthly in advance to Mortgagee or to any receiver appointed to collect said rents the fair and reasonable rental value for Mortgagor's use and occupation of the Mortgaged Premises, and upon default in any such payment Mortgagor shall vacate and surrender the possession of the Mortgaged Property to Mortgagee or to such receiver. If Mortgagor does not vacate and surrender the Mortgaged Property then Mortgagor may be evicted by summary proceedings.

         11.3 FORECLOSURE. Mortgagee may institute any one or more actions of mortgage foreclosure against all or any part of the Mortgaged Property, or take such other action available to Mortgagee at law or in equity for the enforcement of this Mortgage and realization on the security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the Liabilities, together with all future advances and any other sums due by Mortgagor in accordance with the provisions of this Mortgage, together with interest from the date of default at the Default Rate, all costs of suit and attorneys' fees. Without limiting the foregoing, Mortgagee may foreclose this Mortgage and exercise its rights as a secured party for all or any portion of the Liabilities that are then due and payable, subject to the continuing lien of this Mortgage for the balance not then due and payable. In case of any sale of the Mortgaged Property by judicial proceedings, the Mortgaged Property may be sold in one parcel or in such parcels, manner or order as Mortgagee in its sole discretion may elect. Mortgagor, for itself and anyone claiming by, through or under it, hereby agrees that Mortgagee shall in no manner, in law or in equity, be limited, except as herein provided, in the exercise of its rights in the Mortgaged Property or in any other security hereunder or otherwise appertaining to the Liabilities or any other obligation secured by this Mortgage, whether by any statute, rule or precedent which may otherwise require said security to be marshalled in any manner and Mortgagor, for itself and others as aforesaid, hereby expressly waives and releases any right to or benefit thereof. The failure to make any tenant a defendant to a foreclosure proceeding shall not be asserted by Mortgagor as a defense in any proceeding instituted by Mortgagee to collect the Liabilities or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

         11.4 APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be continuing, then for so long as and until the Liabilities are repaid in full, Mortgagee shall, as a matter of right and without regard to whether Mortgagee has commenced an action to foreclose the lien of this Mortgage be entitled to the appointment of a receiver for all or any part of the Mortgaged Premises, whether such receivership be part of the Mortgaged Premises or otherwise, and without regard to the nature of the action in which the appointment of a receiver is sought, and Mortgagor hereby consents to the appointment of such a receiver and will not oppose any such appointment. Mortgagee may also seek a temporary restraining order or other injunctive relief with respect to any act or omission constituting an Event of Default.

         11.5 RIGHTS AS A SECURED PARTY. Mortgagee shall have, in addition to other rights and remedies available at law or in equity, the rights and remedies of a secured party under the Uniform Commercial Code. Mortgagee may elect to foreclose (i) such of the Mortgaged Property as then comprises fixtures pursuant either to the law applicable to foreclosure of an interest in real estate or to that applicable to personal property under the Uniform Commercial Code, and (ii) such of the Mortgaged Property as then comprises Personal Property pursuant to the law applicable to foreclosure of an interest in personal property under the Uniform Commercial Code. To the extent permitted by law, Mortgagor waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect.

         11.6 EXCESS MONIES. Mortgagee may apply on account of the Liabilities any unexpended monies still retained by Mortgagee that were paid by Mortgagor to
Mortgagee: (i) for the payment of, or as security for the payment of taxes, assessments or other governmental charges, insurance premiums, or any other charges; or (ii) to secure the performance of some act by Mortgagor.

         11.7 OTHER REMEDIES. Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not any other Liabilities shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of mortgage foreclosure, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced.

         Upon the occurrence and during the continuance of any Event of Default, Mortgagee shall have the power to sell the Mortgaged Property in accordance with the Uniform Commercial Code as enacted in the state in which the Mortgaged Property is located or under other applicable law.

     12.      CONTINUING ENFORCEMENT OF MORTGAGE.

                  If, after receipt of any payment of all or any part of the Liabilities, Mortgagee is required by law in connection with insolvency, fraudulent conveyance, bankruptcy or similar proceedings to surrender such payment, then this Mortgage and the other Reimbursement Documents shall continue in full force and effect, and Mortgagor shall be liable for, and shall indemnify, defend and hold harmless Mortgagee with respect to the full amount so surrendered. The provisions of this Section shall survive the cancellation or discharge of this Mortgage and shall remain effective notwithstanding the payment of the Liabilities, the cancellation of the Note, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which Mortgagee may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action by Mortgagee shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

     13.      MISCELLANEOUS.

         13.1 REMEDIES CUMULATIVE. The rights and remedies of Mortgagee as provided in this Mortgage or in any other Reimbursement Document shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Mortgagee at law or in equity. The failure, at any one or more times, of Mortgagee to assert the right to declare the Liabilities due, grant any extension of time for payment of the Liabilities, take other or additional security for the payment thereof, release any security, change any of the terms of the Reimbursement Documents, or waive or fail to exercise any right or remedy under any Reimbursement Document shall not in any way affect this Mortgage or the rights of Mortgagee.

         13.2 INTEGRATION. This Mortgage and the other Reimbursement Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

         13.3 ATTORNEYS' FEES AND EXPENSES. If Mortgagee retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Reimbursement Documents, or institute and maintain an action to foreclose this Mortgage or to have a receiver appointed, or on account of any matter involving the Liabilities or Mortgagor's title to the Mortgaged Property or the security interest intended to be granted hereby, or for examination of matters subject to Mortgagee's approval under the Reimbursement Documents, all costs of suit and collection and all reasonable attorneys' fees and such other reasonable expenses so incurred by Mortgagee shall forthwith become due and payable, on demand, and shall be secured hereby.

         13.4 NO IMPLIED WAIVER. Mortgagee shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Mortgagee, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

         13.5 PARTIAL INVALIDITY. The invalidity or unenforceability of any one or more provisions of this Mortgage shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

         13.6 BINDING EFFECT. The covenants, conditions, waivers, releases and agreements contained in this Mortgage shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns and are intended and shall be held to be real covenants running with the land; provided, however, that this Mortgage cannot be assigned by Mortgagor without the prior written consent of Mortgagee, except as provided in the Reimbursement Agreement, and any such assignment or attempted assignment by Mortgagor shall be void and of no effect with respect to Mortgagee.

         13.7 MODIFICATIONS. This Mortgage may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         13.8 COMMERCIAL LOAN. Mortgagor represents and warrants that the loans or other financial accommodations included as Liabilities secured by this Mortgage were obtained solely for the purpose of carrying on or acquiring a business or commercial investment and not for residential, consumer or household purposes.

         13.9 JURISDICTION. Mortgagor irrevocably appoints each and every owner, partner and/or officer of Mortgagor as its attorneys upon whom may be served, by regular or certified mail at the address set forth in this Mortgage, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Mortgage or any of the other Reimbursement Documents; and Mortgagor hereby consents that any action or proceeding against it be commenced and maintained in any court within the State of New York, or the United States District Court for the Southern District of New York by service of process on any such owner, partner and/or officer; and Mortgagor agrees that the courts of the State of New York, and the United States District Court for the Southern District of New York shall have jurisdiction with respect to the subject matter hereof and the person of Mortgagor and all collateral securing the obligations of Mortgagor. Mortgagor agrees not to assert any defense to any action or proceeding initiated by Mortgagee based upon improper venue or inconvenient forum. Mortgagor agrees that any action brought by Mortgagor shall be commenced and maintained only in a court in the federal district or county in which Mortgagee has its principal place of business in New York.

         13.10 NOTICES. All notices and communications under this Mortgage shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid), to the addresses listed in this Mortgage. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three (3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

         13.11 GOVERNING LAW. This Mortgage shall be governed by and construed in accordance with the substantive laws of the State of New York.

         13.12 JOINT AND SEVERAL LIABILITY. If Mortgagor consists of more than one person or entity, the word "Mortgagor" shall mean each of them and their liability shall be joint and several.

         13.13 WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY MORTGAGEE OR MORTGAGOR ON OR WITH RESPECT TO THIS MORTGAGE OR ANY OTHER REIMBURSEMENT DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. MORTGAGEE AND MORTGAGOR EACH HEREBY KNOWINGLY,

VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, MORTGAGOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. MORTGAGOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS MORTGAGE AND THAT MORTGAGEE WOULD NOT EXTEND CREDIT TO ALEXANDER'S IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS MORTGAGE.

         13.14 NON-RESIDENTIAL MORTGAGE. This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

         13.15 NON-MERGER. In the event Mortgagee shall acquire title to the Mortgaged Premises by conveyance from Mortgagor or as a result of the foreclosure, this Mortgage shall not merge in the fee estate of the Mortgaged Premises but shall remain and continue as an existing and enforceable lien for the Liabilities secured hereby until the same shall be released of record by Mortgagee in writing.

     14.      DEFEASANCE.

                  This Mortgage shall terminate upon the payment in full of the Liabilities and the fulfillment or performance of all of the conditions of this Mortgage and the Liabilities. Thereupon, Mortgagee shall release the Mortgaged Property and shall execute at the request of Mortgagor a release of this Mortgage and any other instrument to that effect deemed necessary or desirable.

     15.      SUBORDINATION.

         Notwithstanding any provision to the contrary set forth herein, the lien of this Mortgage is subject and subordinate to the lien of (i) that certain Mortgage given by Mortgagor in favor of Vornado Lending L.L.C., a New Jersey limited liability company ("VORNADO LENDING"), dated as of the date hereof, securing a loan in the principal amount of $20,000,000, (ii) that certain Mortgage given by Mortgagor in favor of Vornado Lending, dated as of the date hereof, securing a loan in the principal amount of $35,000,000, (iii) that certain Mortgage given by Mortgagor in favor of Vornado Lending, dated as of October 20, 1999 and amended on March 15, 2000 and further amended as of the date hereof, securing a loan in the principal amount of $40,000,000 and (iv) that certain Mortgage given by Mortgagor in favor of Vornado Lending, dated as of August 2, 2000 and amended as of the date hereof, securing a credit line loan in the principal amount of $50,000,000.

                                      * * *

                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, Mortgagor, intending to be legally bound, has duly executed and delivered this Mortgage and Security Agreement as of the day and year first above written.

                                             ALEXANDER'S OF REGO PARK III, INC.


                                             By:
                                                  Name:
                                                  Title:

STATE OF                      )
                              ) ss.:
COUNTY OF _____________       )



On the ___ day of ____________, 2002, before me, the undersigned, personally appeared ________ personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in _______________, _______________.

                                                   _____________________________
                                                            Notary Public

                                   SCHEDULE A

                        DESCRIPTION OF MORTGAGED PREMISES

(AS TO BLOCK 2076, LOTS 50 AND 63):


ALL that certain plot, piece or parcel of land with the building and improvements thereon erected, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the point formed by the intersection of the southerly side of Horace Harding Expressway, as widened and vested in the City of New York with the westerly side of 94th Place as laid out on the Final Topographical Map of the City of New York prior to the adoption on July 22, 1976 of Alteration Map No. 4680;

RUNNING THENCE southerly along the westerly side of 94th Place, 152.54 feet to the corner formed by the intersection of the westerly side of said 94th Place with the northeasterly side of 62nd Avenue as laid out on the Final Topographical Map of the City of New York prior to the adoption on July 22, 1976 of Alteration Map No. 4680;

THENCE southwesterly along the northwesterly side of said 62nd Avenue, 241.92 feet to the corner formed by the intersection of the northwesterly side of 62nd Avenue with the northeasterly side of 93rd Street as legally opened (50 feet wide);

THENCE northwesterly along the northeasterly side of said 93rd Street, 313.89 feet to the corner formed by the intersection of the northeasterly side of said 93rd Street with the southerly side of said Horace Harding Expressway;

THENCE easterly along the southerly side of said Horace Harding Expressway,
361.89 feet to the point or place of BEGINNING.

Also known as the following tax designation: Block 2076, Lots 50 and 63 (Queens County).

(AS TO BLOCK 2077, LOTS 90 and 98):

ALL that certain plot, piece or parcel of land with the building and improvements thereon erected, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at the point formed by the intersection of the southerly side of Horace Harding Expressway as widened and vested in the City of New York with the westerly side of Junction Boulevard as now laid out on the Final Topographical Map of the City of New York (80 feet wide);

RUNNING THENCE southerly along the westerly side of Junction Boulevard, 379.04 feet to the corner formed by the intersection of the westerly side of Junction Boulevard with the northerly side of 62nd Road as laid out on the Final Topographical Map of the City of New York prior to the adoption on January 26, 1973 of Alteration Map No. 4627 with the westerly side of Junction Boulevard;

THENCE westerly along the northerly side of said 62nd Road, 205.04 feet to an angle in said 62nd Road;

THENCE southwesterly along the northerly or northwesterly side of said 62nd Road, 36.52 feet to land now or formerly of the City of New York;

THENCE northeasterly along land now or formerly of the City of New York and along a line forming an interior angle of 9 degrees 40 minutes 26 seconds with the said side of said 62nd Road, 185.09 feet;

THENCE northerly along land now or formerly of the City of New York and along a line forming an exterior angle of 132 degrees 21 minutes 28.1 seconds with the last mentioned course, 34.19 feet;

THENCE still northerly along land now or formerly of the City of New York and along a line forming an exterior angle of 174 degrees 05 minutes 52 seconds with the last mentioned course, 29.32 feet;

THENCE still northerly along land now or formerly of the City of New York and along a line forming an exterior angle of 191 degrees 15 minutes 11 seconds with the last mentioned course, 71.46 feet;

THENCE southwesterly along land now or formerly of the City of New York and along a line forming an exterior angle of 53 degrees 29 minutes 07 seconds with the last mentioned course, 112.85 feet to the easterly side of 94th Place, as laid out on the Final Topographical Map of the City of New York prior to the adoption on July 22, 1976 of Alteration Map No. 4680;

THENCE northerly along the easterly side of 94th Place, 184,77 feet to the corner formed by the intersection of the easterly side of 94th Place with the southerly side of said Horace Harding Expressway; and

THENCE easterly along the southerly side of Horace Harding Expressway, 200.46 feet to the point or place of BEGINNING.

Also known as the following tax designation: Block 2077, Lots 90 and 98 (Queens County).

                                   SCHEDULE B

                              PERMITTED EXCEPTIONS

1. Taxes, tax liens, tax sales, water rates, and sewer rents and assessments set forth in schedule herein.

2. Rights of tenants or persons in possession.

3. Parcel A: Survey made by Gerald T. 0'Buckley, dated January 29, 1995 discloses the following:

a. Survey delineates street easements.

b. Fences and curbs vary with record line.

c. Catch basin shown in southeast corner.

Policy excepts any changes from date of above survey.

Parcel B: Survey made by Gerald T. 0'Buckley, dated January 29, 1995 discloses the following:

A. Fences and curbs vary with record lines.

B. Survey delineates area of former bed of 62nd Avenue affects southeasterly portion of premises which is used as a public thoroughfare for pedestrians and vehicles.

C. Curbing and asphalt area used as part of 62nd Avenue encroaches on to Lot 50 in the northeast.

D. Fences, gates and booths encroach onto 94th Place.

Policy excepts any changes from date of above survey.

4. Covenants and restrictions contained in Liber 2664 page 420.

5. Covenants and restrictions contained in Liber 2686 page 115.

6. Covenants and restrictions contained in Liber 2666 page 180.

7. Covenants and restrictions contained in Liber 2686 page 432.

8. Covenants and restrictions contained in Liber 2664 page 441.

9. Covenants and restrictions contained in Liber 2664 page 442.

10. Covenants and restrictions contained in Liber 2664 page 455.

11. Covenants and restrictions contained in Liber 2664 page 457.

12. Covenants and restrictions contained in Liber 2664 page 467.

13. Covenants and restrictions contained in Liber 2664 page 468.

14. Covenants and restrictions contained in Liber 2666 page 195.

15. Covenants and restrictions contained in Liber 2668 page 419.

16. Covenants and restrictions contained in Liber 2668 page 422.

17. Covenants and restrictions contained in Liber 2668 page 425.

18. Covenants and restrictions contained in Liber 2825 page 5.

19. Covenants and restrictions contained in Liber 2690 page 430.

20. Covenants and restrictions contained in Liber 3313 page 11.

21. Covenants and restrictions contained in Liber 5840 page 494.

22. Covenants and restrictions contained in Liber 5967 page 633.

23. Covenants and restrictions contained in Liber 6034 page 264.

24. Declaration recorded in Liber 3624 page 89.

25. Consent and Authorization for the construction, maintenance and operation of a subway staircase as recorded in liber 3448 page 454.

26. Easement to The Brooklyn Union Gas Company recorded in Liber 6805 page 1

27. Water Main Easement to The City of New York recorded in Liber 7442 page 456.

28. Water Main Easement to The City of New York recorded in Liber 7442 page 460.

29. Terms, covenants and conditions of The Indenture recorded in Liber 6297 page 149, as amended by Liber 6297 page 159 and by Liber 6800 page 84

30. Declaration of Restriction recorded in Liber 6696 page 40, as amended by Agreement recorded in Liber 7744 page 339.

31. Agreement for Sewage Pumping Station recorded in Liber 6696 page 45.

32. Terms, covenants and conditions of the Easement Agreement recorded in Reel 926 page 1282.

33. Terms, covenants and conditions of the Agreement recorded in Reel 932 page 207.

34. Terms, covenants and conditions of the Declaration by Alexander's, Inc., recorded in Reel 2341 page 1794.

35. Terms, covenants and conditions of the Subway Entrance Agreement recorded in Reel 2342 page 2288.

36. Terms, covenants and conditions of the Declaration of Covenants and restrictions recorded in Reel 926 Page 1291.

37. Approximately 10 feet of the premises described in Schedule A lies in the bed of 97th Street as the same is laid out on the official map of The City of New York. This portion of the premises is subject to Section 35 of the General City Law.

38. A continuous street easement which is shown on Map No. 4822 adopted by the Board of Estimate on March 2, 1987 on Cal. No. 1, abuts the westerly side of Junction Boulevard and the southerly side of Horace Harding Expressway and is 5 feet in width for a length of 254 feet extending northerly form its most southerly side along the westerly side of Junction Boulevard and 6 feet in width for a length of 275.461 feet extending easterly from its most westerly side along the southerly side of Horace Harding Expressway and the westerly side of the 5 foot wide portion of said street easement which abuts the westerly side of Junction Boulevard is connected to the southerly side of the 6 foot wide portion of said street easement which abuts the southerly side of Horace Harding Expressway by an arc of a circle which has a radius of 35 feet, a central angle of 92 degrees 24 minutes 49.65 seconds and an arc of length of 56.452 and is convex to the intersection of the southerly side of Horace Harding Expressway and the westerly side of Junction Boulevard. Horace Harding Expressway and Junction Boulevard are as shown on Map No. 4822 adopted by the Board of Estimate on March 2, 1987 on Cal. No. 1. Part of said street easement is contained within the premises described in Schedule A and part of said street easement is contained within the premises described in Schedule A.

39. Waiver of Legal Grade recorded July 29, 1995 in Reel 4165 page 2009.

40. The following Judgment must be satisfactorily disposed of at or prior to closing:

a. Plaintiff: Avon Brothers Inc.

5201 Industrial Road, Farmingdale, New Jersey 07727

Defendant: Alexander's of Rego Park Inc.

31 West 34th Street, New York, New York 10001

Amount: $335,081.85

Dock.: February 9, 1999

Court: Queens Supreme

Index #: 6881198

RECORD AND RETURN TO:


Sullivan & Cromwell
125 Broad Street
New York, New York 10004-2498
Attention:  Gary Israel, Esq.

                                    EXHIBIT E

                                  FORM OF NOTE

                                                              New York, New York

                                                              as of July 3, 2002

                  FOR VALUE RECEIVED, the undersigned, ALEXANDER'S, INC., a Delaware corporation ("Alexander's"), 731 COMMERCIAL LLC, a Delaware limited liability company and 731 RESIDENTIAL LLC, a Delaware limited liability company (each, including Alexander's, a "Maker", and collectively, "Makers"), hereby jointly and severally promise to pay to the order of VORNADO REALTY L.P., a Delaware limited partnership ("Lender"), all amounts that have been advanced by Lender under the Reimbursement Agreement (as hereinafter defined) (the "Loan"), in United States Dollars, together with interest thereon as provided in that certain Reimbursement Agreement, dated as of July 3, 2002, by and between Makers and Lender (the "Reimbursement Agreement"). The principal amount advanced by Lender under the Reimbursement Agreement shall be noted in the transaction records of Lender and, absent manifest error, such records shall be conclusive as to the matters noted. Notwithstanding the foregoing, Lender's failure to note the principal amount of any advance shall not affect Makers' obligations under this Note or the other Reimbursement Documents.

1. CERTAIN DEFINED TERMS. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Reimbursement Agreement.

2. PAYMENT OF PRINCIPAL AND INTEREST; DEFAULT RATE; LATE CHARGES. The entire unpaid principal amount hereof, together with accrued and unpaid interest thereon shall be due and payable on the Maturity Date or on such earlier date as the Loans become due as provided in the Reimbursement Agreement. The Makers shall pay interest on the unpaid principal amount hereof, from the date hereof until but excluding the Maturity Date, in arrears on the fifteenth day of each month at a rate per annum equal to the Interest Rate.

         From and after the Maturity Date and upon the occurrence and during the continuance of an Event of Default specified in Section 8.01 of the Reimbursement Agreement, the Makers shall pay interest on (i) the unpaid principal amount hereof and (ii) the amount of any interest, fee or other amount due and payable hereunder which is not paid when due, from the date such amount shall be due until such amount shall be paid in full, in either clause (i) or
(ii) payable immediately on the Maturity Date or on demand after such occurrence and during such continuance, at a rate per annum equal at all times to the Default Rate.

         In the event any payment of principal or any interest is not made within five days after the date on which such amount first becomes due and payable, Lender may, at its option, require the Makers to make an additional payment to Lender as a late charge in an amount equal to 5% of such overdue amount.

3. APPLICATION OF PAYMENTS. Except as otherwise specified herein, each payment or prepayment, if any, made under this Note shall be applied to pay late charges, accrued and unpaid interest, principal, escrows (if any), and any other fees, costs and expenses which Makers are obligated to pay under this Note, in such order as Lender may elect from time to time in its sole discretion.

4.       TENDER OF PAYMENT.

         4.1 All payments on this Note are payable on or before 11:00 a.m. on the due date thereof, to the account of Vornado Realty L.P. maintained at Fleet Bank (Account No. 9403934589), or such other account or place as Lender shall designate in writing from time to time and shall be credited on the date the funds become available in lawful money of the United States.

         4.2 All computations of interest and fees shall be made in accordance with the terms of the Reimbursement Agreement.

         4.3 All sums payable to Lender which are due on a day that is not a Business Day shall be made on the next succeeding Business Day and such extended time shall be included in the computation of interest.

5.       PREPAYMENT.

         The principal amount of this Note may not be prepaid except in accordance with and subject to the terms and conditions of the Reimbursement Agreement.

6.       SECURITY FOR THE NOTE.

         6.1 This Note is executed and delivered in accordance with a commercial transaction described in the Reimbursement Agreement. As security for Alexander's Reimbursement Obligations under the Reimbursement Agreement, including, without limitation, the Immediate Reimbursement Obligations and the payment obligations hereunder (collectively, the "Obligations"), Alexander's has delivered or has caused to be delivered to Lender, inter alia, the Collateral Documents referred to in the Reimbursement Agreement.

         6.2 Alexander's hereby grants to Lender a continuing security interest in all property of Alexander's, now or hereafter in the possession of Lender in any capacity whatsoever, including, but not limited to, any balance or share of any deposit, trust or agency account, as security for the Obligations, which security interest shall be enforceable and subject to all the provisions of this Note, as if such property were specifically pledged hereunder and the proceeds of such property may be applied at any time and without notice to any of Alexander's liabilities hereunder.

7.       ADDITIONAL PAYMENTS.

         In addition to the other payments provided for above, each Maker promises to pay on demand any interest and any other monies required to be paid by Makers, or paid or advanced on behalf of Makers by Lender, pursuant to the terms of the Reimbursement Agreement or any other Reimbursement Document, which obligation shall be continuing and shall survive any judgment entered with respect to this Note. This Note shall evidence, and the Reimbursement Obligations under the Reimbursement Agreement shall include, all such sums so advanced or paid.

8.       REMEDIES.

         Upon the occurrence and during the continuance of an Event of Default, Lender may exercise any right, power or remedy permitted by law or as set forth herein or in the Reimbursement Agreement, the Collateral Documents or any other Reimbursement Document including, without limitation, the right to declare the entire unpaid principal amount hereof and all interest accrued hereon, and all other sums secured by the Collateral Documents or any other Reimbursement Document to be, and such principal, interest and other sums shall thereupon become forthwith, due and payable.

9.       MISCELLANEOUS.

         9.1 Remedies Cumulative. The rights and remedies of Lender as provided herein and in any other Reimbursement Document shall be cumulative and concurrent, may be pursued separately, successively or together against Makers or the Collateral or any other collateral securing the Obligations, or any guarantor thereof, at the sole discretion of Lender, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Lender at law or in equity. The failure, at any one or more times, of Lender to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Lender shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing the Obligations.

         9.2 Integration. This Note and the other Reimbursement Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

         9.3 Attorneys' Fees and Expenses. If Lender retains the services of counsel by reason of a default or an Event of Default hereunder or under any of the other Reimbursement Documents, or on account of any matter involving this Note, or for examination of matters subject to Lender's approval under the Reimbursement Documents, all costs of suit and all reasonable attorneys' fees and such other reasonable expenses so incurred by Lender shall forthwith, on demand, become due and payable and shall be evidenced hereby.

         9.4 No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

         9.5 Waiver. Each Maker waives demand, notice, presentment, protest, demand for payment, notice of dishonor, notice of protest and diligence of collection of this Note. Each Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to the release of any collateral, with or without substitution. Each Maker agrees that makers, endorsers, guarantors and sureties may be added or released without notice and without affecting such Maker's liability hereunder. The liability of each Maker shall not be affected by the failure of Lender to perfect or otherwise obtain or maintain the priority or validity of any security interest in any collateral. The liability of each Maker shall be absolute and unconditional and without regard to the liability of any other party hereto.

         9.6 No Usurious Amounts. Anything herein contained to the contrary notwithstanding, the Makers do not agree, and shall not be obligated to pay, interest hereunder at a rate which is in excess of the maximum rate permitted by law. If by the terms of this Note, Makers are at any time required to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum legal rate and the portion of all prior interest payments in excess of such maximum legal rate shall be applied to and shall be deemed to have been payments in reduction of the outstanding principal balance. Makers agree that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including without limitation, late charges, shall be deemed to the extent permitted by law to be an expense, fee, premium or penalty rather than interest.

         9.7 Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Note shall not render any other provision invalid or unenforceable.

         9.8 Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Note shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Note may not be assigned by any Maker without the prior written consent of Lender, and any such assignment or attempted assignment by such Maker shall be void and of no effect with respect to Lender.

         9.9 Modifications. This Note may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

         9.10 Joint and Several Obligations. The obligations of Makers under this Note shall be joint and several.

         9.11 Jurisdiction. Each Maker irrevocably appoints each and every owner, partner and/or officer of such Maker as its attorneys upon whom may be served, by regular or certified mail at the address set forth below, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Note or any other Reimbursement Document; and each Maker hereby consents that any action or proceeding against it be commenced and maintained in any court within the State of New York or the State of New Jersey or in the United States District Court for the Southern District of New York or the United States District Court for the Southern District of New Jersey by service of process on any such owner, partner and/or officer; and each Maker agrees that the courts of the State of New York and the State of New Jersey and the United States District Court for the Southern District of New York and the United States District Court for the Southern District of New Jersey shall have jurisdiction with respect to the subject matter hereof and the person of each Maker. The Makers agree not to assert any defense to any action or proceeding initiated by Lender in such courts based upon improper venue or inconvenient forum. The foregoing shall not restrict or otherwise affect the right of the Lender to commence any action or proceeding on this Note or any other Reimbursement Document in any other court or courts having jurisdiction.

         9.12 Notices. All notices and communications relating to this Note shall be in writing and shall be given in the manner provided in the Reimbursement Agreement.

         9.13 Governing Law. This Note shall be governed by and construed in accordance with the substantive laws of the State of New York without regard to the conflicts of law principles thereof.

         9.14 Waiver of Jury Trial. THE MAKERS AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR MAKERS, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER REIMBURSEMENT DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND MAKERS EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, EACH OF THE MAKERS AND LENDER WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES, BUT THE FOREGOING SHALL NOT BE CONSTRUED TO PROHIBIT, RESTRICT OR OTHERWISE IMPAIR THE EXERCISE OF ANY RIGHTS OR REMEDIES EXPRESSLY PROVIDED TO AN PARTY IN ANY OF THE REIMBURSEMENT DOCUMENTS. THE MAKERS

ACKNOWLEDGE AND AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT LENDER WOULD NOT EXTEND CREDIT TO THE MAKERS IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

         9.15 Registered Form. This Note may be transferred only through its surrender to Makers for the issuance of a new note or notes to a new holder or holders.

                  IN WITNESS WHEREOF, each Maker, intending to be legally bound, has duly executed and delivered this Note as of the day and year first above written.

                                        By:  ALEXANDER'S, INC.


                                             By:    /s/ Joseph Macnow
                                             Name:  Joseph Macnow
                                             Title: Executive Vice President

                                        By:  731 COMMERCIAL LLC

                                             By: 731 Commercial Holding LLC

                                             By: Alexander's, Inc.


                                             By:    /s/ Joseph Macnow
                                             Name: Joseph Macnow
                                             Title: Executive Vice President


                                        By:  731 RESIDENTIAL LLC

                                             By: 731 Residential Holding LLC

                                             By: Alexander's, Inc.


                                             By:    /s/ Joseph Macnow
                                             Name: Joseph Macnow
                                             Title: Executive Vice President

                                   Schedule I

                                   PROPERTIES

1.   THIRD AVENUE PROPERTY
                    Address:              2948-54 Third Avenue;
                                          633 Bergen Avenue;
                                          2964 Third Avenue; and
                                          2970 Third Avenue
                                          Bronx, New York

                    Tax Map Designation:  Section:  9  Block:  2362  Lots:  44, 72, 71, 52 & 53
                    City:  New York       County:  Bronx    State:  New  York

2.   59TH STREET PROPERTY

                    Address:              162-64 East 59th St a/k/a 976-88 Third Ave
                                          135-39 East 58th St a/k/a 723-33 Lexington Ave
                                          136-40 East 59th St a/k/a 735-41 Lexington Ave
                                          New York, New York

                    Tax Map Designation:  Block:  1313      Lots:  40, 42, 43 & 50
                    City:  New York       County:  New York          State:  New York

3.       REGO PARK II PROPERTY
                    Address:              Junction Boulevard
                                          Rego Park, New York

                    Tax Map Designation:  Block:  2080      Lot:  101

4.       REGO PARK III PROPERTY
                    Address:              Junction Boulevard
                                          Rego Park, New York

                    Tax Map Designation:  Block:  2077  Lot:  90 and 98
                                          Block:  2076  Lot:  50 and 63

5.       FLUSHING PROPERTY
                    Address:              136-20 through 136-30 Roosevelt Avenue,
                                          a/k/a 40-17-19 Main Street
                                          Queens, New York
                    Tax Map Designation:  Block:  5019  Lot:  5
                                          City: New York  County: Queens  State: New York

                                       S-2